UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GLOBAL TECHNOLOGIES, LTD
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

GLOBAL TECHNOLOGIES, LTD

501 1st Ave N., Suite 901

St. Petersburg, FL 33701

Dear Stockholders:

This Notice and the accompanying Information Statement are being furnished to the holders (“Stockholders”) of shares of Class A Common Stock, par value $0.0001 of Global Technologies, Ltd (the “Common Stock”), a Delaware corporation (the “Company”), in connection with an action taken by the holders of a majority of the issued and outstanding voting stock (the “Majority Consenting Stockholders”), which action was approved by written consent on March 21, 2022 (the “Stockholder Consent”), to:

(i)	approve the filing of an Amended and Restated Certificate of Incorporation to:

a.	effect a reverse stock split of the Company’s Class A Common Stock on a ratio between 1:1,000 and 1:4,000;
b.	decrease the number of authorized shares of Class A Common Stock from 14,911,000,000 to 500,000,000;
c.	increase the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000; and
d.	change the name of the corporation to Tersus Power, Inc. (A copy of the form of the Amended and Restated Certificate of Incorporation is attached as Appendix A to this Information Statement).

(ii)	to ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2022; and

(iii)	to elect one (1) director to serve until his successor is elected and qualified (“Election of Director”).

This Information Statement is being sent to you for information purposes only and you are not required to take any action. Please read the attached Information Statement carefully. It describes the essential terms of the change in capital structure and the actions to be taken with respect thereto. Additional information about the Corporation is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). The Corporation’s reports filed with the SEC, their accompanying exhibits and other documents filed with the SEC may be obtained on the SEC’s website at www.sec.gov.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders in accordance with Rule 14c-2 promulgated under the Exchange Act of the action described above before it takes effect. This letter is the notice required by the General Corporation Law of the State of Delaware.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR VOTING STOCK HAVE VOTED TO (1) AUTHORIZE THE FILING OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT: (i) A REVERSE STOCK SPLIT OF THE COMPANY’S CLASS A COMMON STOCK, (ii) DECREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK, (iii) INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK, AND (iv) CHANGE THE NAME OF THE CORPORATION; (2) RATIFY FRUCI & ASSOCIATES II, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022; AND (3) ELECT ONE DIRECTOR TO SERVE AS A DIRECTOR OF THE COMPANY. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

Please feel free to call us at (727) 482-1505 should you have any questions on the enclosed Information Statement.

For the Board of Directors of
GLOBAL TECHNOLOGIES, LTD

Date: May 10, 2022	By:	/s/ Jimmy Wayne Anderson
Jimmy Wayne Anderson
President

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

GLOBAL TECHNOLOGIES, LTD

501 1st Ave N., Suite 901

St. Petersburg, FL 33701

INFORMATION STATEMENT

(Preliminary)

May __, 2022

GENERAL INFORMATION

Global Technologies, Ltd (the “Company,” “we,” “us” or “our”) is furnishing this Information Statement to you to provide a description of actions taken by our board of directors (the “Board”) on March 11, 2022 and by the holders of our voting stock (the “Majority Consenting Stockholders”) on March 21, 2022, in accordance with the relevant sections of our articles of incorporation, as amended, our bylaws, as amended, and under Section 228 of the General Corporation Law of the State of Delaware (“DGCL”).

This Information Statement is being mailed on or about May __, 2022 to stockholders of record on March 18, 2022 (the “Record Date”). This Information Statement is being delivered only to inform you of the corporate actions described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) before such action takes effect. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF OUR VOTING STOCK HAVE VOTED TO (1) AUTHORIZE THE FILING OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT: (i) A REVERSE STOCK SPLIT OF THE COMPANY’S CLASS A COMMON STOCK, (ii) DECREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK, (iii) INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK, AND (iv) CHANGE THE NAME OF THE CORPORATION; (2) RATIFY FRUCI & ASSOCIATES II, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022; AND (3) ELECT ONE DIRECTOR TO SERVE AS A DIRECTOR OF THE COMPANY. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

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ABOUT THIS INFORMATION STATEMENT

What is the Purpose of this Information Statement?

This Information Statement is being furnished to you pursuant to the requirements of the Exchange Act and the DGCL to notify you of certain Corporate Actions (the “Actions”) taken by the Majority Consenting Stockholders pursuant to the Written Consent. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Actions as early as possible to accomplish the purposes herein described, the Board elected to seek the written consent of the Majority Consenting Stockholders in lieu of a special meeting. We are making this Information Statement available to you on or about May __, 2022. The Company is not soliciting your proxy or consent and you are not being asked to take any action in connection with this Information Statement.

Who is Entitled to Notice?

Each holder of record of outstanding shares of our Class A Common Stock, Series K Preferred Stock and Series L Preferred Stock on the Record Date is entitled to notice of the Actions to be taken pursuant to the Written Consent.

Why Did the Company Seek Shareholder Approval?

On March 9, 2022, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Tersus Power, Inc. (“Tersus Power”), a Nevada corporation, and the Tersus Shareholders. Under the terms of the Exchange Agreement, at Closing the Company shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of the Company’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholders (the “Exchange Ratio”). Such shares of the Company’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of the Company immediately following the Closing. Conditions precedent to the Closing shall require the Company to complete the following corporate actions: (i) the Company will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) the Company will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of the Company’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of the Company, and (iv) certain nominees by the Tersus Shareholders shall be appointed to the Company’s Board of Directors.

Accordingly, the Majority Consenting Stockholders voted “IN FAVOR OF” the proposed Actions in order for the Company to complete the Closing of the Exchange Agreement with Tersus Power and in order to permit the Company to raise capital or issue its Class A Common Stock for other business purposes.

What Actions were Approved by the Majority Stockholder?

Pursuant to the Written Consent, the following Actions were approved by the Majority Consenting Stockholders:

(i)	approve the filing of an Amended and Restated Certificate of Incorporation to:

a.	effect a reverse stock split of the Company’s Class A Common Stock on a ratio between 1:1,000 and 1:4,000;
b.	decrease the number of authorized shares of Class A Common Stock from 14,911,000,000 to 500,000,000;
c.	increase the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000; and
d.	change the name of the corporation to Tersus Power, Inc. (A copy of the form of the Amended and Restated Certificate of Incorporation is attached as Appendix A to this Information Statement).

(ii)	to ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2022; and

(iii)	to elect one (1) director to serve until his successor is elected and qualified (“Election of Director”).

What Vote was Required to Approve the Actions?

The affirmative vote of the holders of a majority of the voting power of our outstanding shares of capital stock entitled to vote thereon on the Record Date was required to approve the Actions. As of the Record Date, Global Technologies, Ltd. has one authorized and outstanding class of common stock: Class A, and two authorized and outstanding series of preferred stock: Series K and Series L.

As of the Record Date, the Company had 13,449,828,986 shares of Class A Common Stock outstanding, 3 shares of Series K Preferred Stock outstanding and 255 shares of Series L Preferred Stock outstanding. As of the Record Date, the total number of votes available to be cast was 336,245,730,842 (13,449,828,986 by the Class A Common Stock holders, 268,996,584,880 by the Series K Preferred Stock holder and 53,799,316,976 by the Series L Preferred Stock holders). The total number of votes cast for ITEM 1, ITEM 2 and ITEM 3 (please see below) was 324,145,901,856, or 96.40%, in favor for each of the proposed Actions. No other shareholder votes, consents or actions will be required or obtained in connection with this Information Statement or the Actions because the Majority Consenting Stockholders have consented to the Actions.

Do I have appraisal rights?

No. None of the DGCL, our Certificate of Incorporation, as amended, or our Bylaws, as amended, provides holders of capital stock with dissenters’ or appraisal rights in connection with the Actions described in this Information Statement.

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OUTSTANDING VOTING SECURITIES

General

Our authorized capital stock consists of 14,991,00,000 shares of Class A Common Stock, 4,000,000 shares of Class B Common Stock and 5,000,000 shares of Preferred Stock. As of March 18, 2022 (“Record Date”), we had issued and outstanding 13,449,828,986 shares of Class A Common Stock, 0 shares of Class B Common Stock and 258 shares of Preferred Stock.

The number of voting shares outstanding excludes shares of Common Stock issuable upon conversion of outstanding Convertible Notes.

The DGCL provides in substance that unless our Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

Common Stock

Class A and Class B:

Identical Rights. Except as otherwise expressly provided in ARTICLE FIVE of the Company’s Amended and Restated Certificate of Incorporation dated August 13, 1999, all Common Shares shall be identical and shall entitle the holders thereof to the same rights and privileges.

Stock Splits. The Corporation shall not in any manner subdivide (by any stock split, reclassification, stock dividend, recapitalization, or otherwise) or combine the outstanding shares of one class of Common Shares unless the outstanding shares of all classes of Common Shares shall be proportionately subdivided or combined.

Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment shall have been made to holders of outstanding Preferred Shares, if any, of the full amount to which they are entitled pursuant to the Certificate of Incorporation, the holders of Common Shares shall be entitled, to the exclusion of the holders of the Preferred Shares, if any, to share ratably, in accordance with the number of Common Shares held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Shares, whether such assets are capital, surplus, or earnings. For the purposes of this paragraph, neither the consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation receive capital stock and/or securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation) nor the sale, lease or transfer of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation as those terms are used in this paragraph.

Voting Rights.

(a) The holders of the Class A Shares and the Class B Shares shall vote as a single class on all matters submitted to a vote of the stockholders, with each Class A Share being entitled to one (1) vote and each Class B Share being entitled to six (6) votes, except as otherwise provided by law.

(b) The holders of Class A Shares and Class B Shares are not entitled to cumulative votes in the election of any directors.

Preemptive or Subscription Rights. No holder of Common Shares shall be entitled to preemptive or subscription rights.

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Conversion Rights.

(a) Automatic Conversion. Each Class B Share shall (subject to receipt of any and all necessary approvals) convert automatically into one fully paid and non-assessable Class A Share (i) upon its sale, gift, or other transfer to a party other than a Principal Stockholder (as defined below) or an Affiliate of a Principal Stockholder (as defined below), (ii) upon the death of the Class B Stockholder holding such Class B Share, unless the Class B Shares are transferred by operation of law to a Principal Stockholder or an Affiliate of a Principal Stockholder, or (iii) in the event of a sale, gift, or other transfer of a Class B Share to an Affiliate of a Principal Stockholder, upon the death of the transferor. Each of the foregoing automatic conversion events shall be referred to hereinafter as an “Event of Automatic Conversion.” For purposes of this ARTICLE FIVE, “Principal Stockholder” includes any of Donald H. Goldman, Steven M. Fieldman, Lance Fieldman, Yuri Itkis, Michall Itkis and Boris Itkis and an “Affiliate of a Principal Stockholder” is a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. For purposes of this definition, “control,” when used with respect to any specified person, means the power to direct or cause the direction of the management, and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Without limitation, an Affiliate also includes the estate of such individual.

(b) Voluntary Conversion. Each Class B Share shall be convertible at the option of the holder, for no additional consideration, into one fully paid and non-assessable Class A Share at any time.

(c) Conversion Procedure. Promptly upon the occurrence of an Event of Automatic Conversion such that Class B shares are converted automatically into Class A Shares, or upon the voluntary conversion by the holder, the holder of such shares shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation or of any transfer agent for the Class A Shares, and shall give written notice to the Corporation at such office (i) stating that the shares are being converted pursuant to an Event of Automatic Conversion into Class A Shares as provided in subparagraph 5.6(a) hereof or a voluntary conversion as provided in subparagraph 5.6(b) hereof, (ii) specifying the Event of Automatic Conversion (and, if the occurrence of such event is within the control of the transferor, stating the transferor’s intent to effect an Event of Automatic Conversion) or whether such conversion is voluntary, (iii) identifying the number of Class B Shares being converted, and (iv) setting out the name or names (with addresses) and denominations in which the certificate or certificates for Class A Shares shall be issued and including instructions for delivery thereof. Delivery of such notice together with the certificates representing the Class B Shares shall obligate the Corporation to issue such Class A Shares and the Corporation shall be justified in relying upon the information and the certification contained in such notice and shall not be liable for the result of any inaccuracy with respect thereto. Thereupon, the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such holder or to the transferee of Class B Shares a certificate or certificates for the number of Class A Shares to which such holder or transferee is entitled, registered in the name of such holder, the designee of such holder or transferee, as specified in such notice. To the extent permitted by law, conversion pursuant to (i) an Event of Automatic Conversion shall be deemed to have been effected as of the date on which the Event of Automatic Conversion occurred or (ii) a voluntary conversion shall be deemed to have been effected as of the date the Corporation receives the written notice pursuant to this subparagraph (c) (each date being the “Conversion Date”). The person entitled to receive the Class A Shares issuable upon such conversion shall be treated for all purposes as the record holder of such Class A Shares at and as of the Conversion Date, and the right of such person as the holder of Class B Shares shall cease and terminate at and as of the Conversion Date, in each case without regard to any failure by the holder to deliver the certificates or the notice by this subparagraph (c).

(d) Unconverted Shares. In the event of the conversion of fewer than all of the Class B Shares evidenced by a certificate surrendered to the Corporation in accordance with the procedures of this Paragraph 5.6, the Corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to such holder, a new certificate evidencing the number of Class B Shares not converted.

(e) Reissue of Shares. Class B Shares that are converted into Class A Shares as provided herein shall be retired and canceled and shall not be reissued.

(f) Reservation. The Corporation hereby reserves and shall at all times reserve and keep available, out of its authorized and unissued Class A Shares, for the purpose of effecting conversions, such number of duly authorized Class A Shares as shall from time to time be sufficient to effect the conversion of all outstanding Class B Shares. The Corporation covenants that all the Class A Shares so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The Corporation will take all such action as may be necessary to assure that all such Class A Shares may be so issued without violation of any applicable law or regulation, or any of the requirements of any national securities exchange upon which the Class A Shares may be listed. The Corporation will not take any action that results in any adjustment of the conversion ratio if the total number of Class A Shares issued and issuable after such action upon conversion of the Class B Shares would exceed the total number of Class A Shares then authorized by the Amended and Restated Certificate of Incorporation, as amended.

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Preferred Stock

Series A

On September 30, 1999, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series A 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series A 8% Convertible Preferred Stock was approved by the Board of Directors on August 16, 1999. The Company is authorized to issue 3,000 shares of the Series A 8% Convertible Preferred Stock. As of the date of this filing, the Company has 0 shares issued and outstanding, respectively.

Series B

On September 30, 1999, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series B 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series B 8% Convertible Preferred Stock was approved by the Board of Directors on August 16, 1999. The Company is authorized to issue 3,000 shares of the Series B 8% Convertible Preferred Stock. As of the date of this filing, the Company has 0 shares issued and outstanding, respectively.

Series C

On February 15, 2000, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series C 5% Convertible Preferred Stock, par value $0.01. The designation of the new Series C 5% Convertible Preferred Stock was approved by the Board of Directors on February 14, 2000. The Company is authorized to issue 1,000 shares of the Series C 5% Convertible Preferred Stock. As of the date of this filing, the Company has 0 shares issued and outstanding, respectively.

Series D

On April 26, 2001, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series D Convertible Preferred Stock, par value $0.01. The designation of the new Series D Convertible Preferred Stock was approved by the Board of Directors on April 26, 2001. The Company is authorized to issue 800 shares of the Series D Convertible Preferred Stock. As of the date of this filing, the Company has 0 shares issued and outstanding, respectively.

Series E

On June 28, 2001, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series E 8% Convertible Preferred Stock, par value $0.01. The designation of the new Series E 8% Convertible Preferred Stock was approved by the Board of Directors on March 30, 2001. The Company is authorized to issue 250 shares of the Series E Convertible Preferred Stock. As of the date of this filing, the Company has 0 shares issued and outstanding, respectively.

Series K Super Voting Preferred Stock

On July 31, 2019, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series K Super Voting Preferred Stock, par value $0.01. The designation of the new Series K Super Voting Preferred Stock was approved by the Board of Directors on July 16, 2019. The Company is authorized to issue three (3) shares of the Series K Super Voting Preferred Stock. As of the date of this filing, the Company has 3 shares issued and outstanding, respectively.

Dividends. Initially, there will be no dividends due or payable on the Series K Super Voting Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

Liquidation and Redemption Rights. Upon the occurrence of a Liquidation Event (as defined below), the holders of Series K Super Voting Preferred Stock are entitled to receive net assets on a pro-rata basis. Each holder of Series K Super Voting Preferred Stock is entitled to receive ratably any dividends declared by the Board, if any, out of funds legally available for the payment of dividends. As used herein, “Liquidation Event” means (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the holders of the Series K Super Voting Preferred Stock receive securities of the surviving Corporation having substantially similar rights as the Series K Super Voting Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor Corporation immediately thereafter (the “Permitted Merger”), unless the holders of the shares of Series K Super Voting Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation’s assets, unless the holders of Series K Super Voting Preferred Stock elect otherwise.

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Conversion. No conversion of the Series K Super Voting Preferred Stock is permitted.

Rank. All shares of the Series K Super Voting Preferred Stock shall rank (i) senior to the Corporation’s (A) Common Stock, par value $0.0001 per share (“Common Stock”), and any other class or series of capital stock of the Corporation hereafter created, except as otherwise provided in clauses (ii) and (iii) of this Section 4, (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series K Super Voting Preferred-Stock and (iii) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series K Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Voting Rights.

A. If at least one share of Series K Super Voting Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series K Super Voting Preferred Stock at any given time, regardless of their number, shall have voting rights equal to 20 times the sum of: i) the total number of shares of Common stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of any and all Preferred stocks which are issued and outstanding at the time of voting.

B. Each individual share of Series K Super Voting Preferred Stock shall have the voting rights equal to:

[twenty times the sum of: {all shares of Common stock issued and outstanding at the time of voting + all shares of any other Preferred stocks issued and outstanding at the time of voting}]

Divided by:

[the number of shares of Series K Super Voting Preferred Stock issued and outstanding at the time of voting]

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series K Super Voting Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or By-laws.

Series L

On July 31, 2019, the Company filed a Certificate of Designations, Rights, Preferences and Limitations for a newly designated Series L Preferred Stock, par value $0.01. The designation of the new Series L Preferred Stock was approved by the Board of Directors on July 16, 2019. The Company is authorized to issue five hundred thousand (500,000) shares of the Series L Preferred Stock. As of the date of this filing, the Company has 255 shares issued and outstanding, respectively.

Dividends. The holders of Series L Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

Voting.

a. If at least one share of Series L Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series L Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of all series of Preferred Stock which are issued and outstanding at the time of voting.

b. Each individual share of Series L Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + the total number of shares of all series of Preferred Stock issued and outstanding at time of voting}]

divided by:

[the number of shares of Series L Preferred Stock issued and outstanding at the time of voting]

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Conversion Rights.

a) Outstanding. If at least one share of Series L Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series L Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock defined by the formula set forth is section 4.b.

b) Method of Conversion.

i. Procedure- Before any holder of Series L Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Company or of any transfer agent for the Series L Preferred Stock, and shall give written notice 5 business days prior to date of conversion to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Company shall, within five business days, issue and deliver at such office to such holder of Series L Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the “Conversion Date.”

ii. Issuance- Shares of Series L Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, Employees, Consultants or as directed by a majority vote of the Board of Directors. The number of Shares of Series L Preferred Stock to be issued to each qualified person (member of Management, Employee or Consultant) holding a Note shall be determined by the following formula:

For retirement of debt: One (1) share of Series L Preferred stock shall be issued for each Five Thousand Dollar ($5,000) tranche of outstanding liability. As an example: If an officer has accrued wages due to him or her in the amount of $25,000, the officer can elect to accept 5 shares of Series L Preferred stock to satisfy the outstanding obligation of the Company.

iii. Calculation for conversion into Common Stock- Each individual share of Series L Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

[5000]

divided by:

[.50 times the lowest closing price of the Company’s common stock for the immediate five-day period prior to the receipt of the Notice of Conversion remitted to the Company by the Series L Preferred stockholder]

Required Vote

The Class A Common Stock, the Series K Preferred Stock and the Series L Preferred Stock are the only classes of outstanding voting stock of the Company. As of March 18, 2022, there were 13,449,828,986 shares of Class A Common Stock, 3 shares of Series K Preferred Stock and 255 shares of Series L Preferred Stock issued and outstanding. On March 21, 2022, the following holders of shares of the Company’s Class A Common Stock, the Series K Preferred Stock and the Series L Preferred Stock, representing 96.40% of the outstanding voting power of the Company (the “Majority Consenting Stockholders”), executed the written consent of the Majority Stockholders approving the Corporate Actions (ITEM 1, ITEM 2 and ITEM 3 below) (the “Approval Date”):

Class A Common Stock:

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (2)
Valvasone Trust	650,000,000	650,000,000	650,000,000	0.19%
Jody A. DellaDonna	700,000,000	700,000,000	700,000,000	0.21%
Total	1,350,000,000	1,350,000,000	1,350,000,000	0.40%

(1)	Class A Common Stock Voting Rights - (a) The holders of the Class A Shares and the Class B Shares shall vote as a single class on all matters submitted to a vote of the stockholders, with each Class A Share being entitled to one (1) vote and each Class B Share being entitled to six (6) votes, except as otherwise provided by law.

(b) The holders of Class A Shares and Class B Shares are not entitled to cumulative votes in the election of any directors.

(2)	Based on a total of 336,245,730,842 voting shares as of the Record Date.

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Series K Preferred Stock:

Name of Majority Stockholder	Number of Shares of Series K Preferred Stock held	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (2)
Jimmy Wayne Anderson	3	268,996,584,880	268,996,584,880	80.00%
Total	3	268,996,584,880	268,996,584,880	80.00%

(1)	Series K Preferred Stock Voting Rights - If at least one share of Series K Super Voting Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series K Super Voting Preferred Stock at any given time, regardless of their number, shall have voting rights equal to 20 times the sum of: i) the total number of shares of Common stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of any and all Preferred stocks which are issued and outstanding at the time of voting.

(2)	Based on a total of 336,245,730,842 voting shares as of the Record Date.

Series L Preferred Stock:

Name of Majority Stockholder	Number of Shares of Series L Preferred Stock held	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (2)
Sylios Corp (3)	10	2,109,777,136	2,109,777,136	0.63%
Jimmy Wayne Anderson (4)	18	3,797,598,845	3,797,598,845	1.13%
Around the Clock Partners, LP (5)	40	8,439,108,545	8,439,108,545	2.51%
Jetco Holdings, LLC (6)	100	21,097,771,363	21,097,771,363	6.27%
MainSpring, LLC (7)	50	10,548,885,682	10,548,885,682	3.14%
Valvasone Trust (8)	29	6,118,353,695	6,118,353,695	1.82%
Jody A. DellaDonna (9)	8	1,687,821,709	1,687,821,709	0.50%
Total	255	53,799,316,976	53,799,316,976	16.00%

(1)	Voting Rights Series L Preferred Stock- If at least one share of Series L Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series L Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of all series of Preferred Stock which are issued and outstanding at the time of voting.

(2)	Based on a total of 336,245,730,842 voting shares as of the Record Date.

(3)	Sylios Corp is a Florida corporation. The address for Sylios Corp is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701. Mr. Anderson is the controlling principal for Sylios Corp.

(4)	The address for Mr. Anderson is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701.

(5)	Around the Clock Partners, LP is a Delaware limited partnership. The address for Around the Clock Partners, LP is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701. Mr. Anderson is the controlling principal for Around the Clock Partners, LP.

(6)	Jetco Holdings, LLC is a Wyoming limited liability company. The address for Jetco Holdings, LLC is 11718 SE Federal Highway, Suite 372, Hobe Sound, FL 33455. Timothy Cabrera is the controlling principal for Jetco Holdings, LLC.

(7)	MainSpring, LLC is a Wyoming limited liability company. The address for MainSpring, LLC is 611 Fort Harrison Ave S, Suite 363, Clearwater, FL 33756. Brian McFadden is the controlling principal for MainSpring, LLC.

(8)	The address for Valvasone Trust 5114 Stoneywood Circle, Mableton, GA 30126. The trustee for Valvasone Trust is John DellaDonna.

(9)	The address for Jody A. DellaDonna is 109 Carrick Way, Macon, GA 31210.

Summary of Vote:

Class of Voting Security	Number of Shares of Voting Security held	Number of Votes held by Majority Consenting Stockholders	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (1)
Class A Common Stock	13,449,828,986	1,350,000,000	1,350,000,000	0.40%
Series K Preferred Stock	3	268,996,584,880	268,996,584,880	80.00%
Series L Preferred Stock	255	53,799,316,976	53,799,316,976	16.00%
Total	13,449,829,244	324,145,901,856	324,145,901,856	96.40%

(1)	The Percentage of the voting equity that voted in favor of the corporate actions is based on a total number of votes available of 336,245,730,842: 13,449,828,986 by the holders of the Company’s Class A Common Stock, 268,996,584,880 by holders of the Company’s Series K Preferred Stock and 53,799,316,976 by holders of the Company’s Series L Preferred Stock.

Since the Board and Majority Consenting Stockholders voted in favor of the Corporate Actions, all corporate actions necessary to authorize the Corporate Actions have been taken. In accordance with Rule 14c-2 of the Exchange Act, the Corporate Actions will be effective no earlier than twenty (20) days after this Information Statement has been sent or made available to our shareholders, which date of effectiveness is estimated to be April 11, 2022 (the “Effective Date”). The reverse stock split of the Company’s Class A Common Stock, decrease in the number of authorized shares of the Company’s Class A Common Stock, increase in the number of authorized shares of Preferred Stock and change in the name of the corporation will become effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware after the Effective Date.

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Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

General Description of Corporate Actions:

ITEM 1:

FILE AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT OF OUR CLASS A COMMON STOCK, DECREASE OUR AUTHORIZED CLASS A COMMON STOCK, INCREASE OUR AUTHORIZED PREFERRED STOCK AND CHANGE THE NAME OF THE CORPORATION

On March 9, 2022, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Tersus Power, Inc. (“Tersus Power”), a Nevada corporation, and the Tersus Shareholders. Under the terms of the Exchange Agreement, at Closing the Company shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of the Company’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholders (the “Exchange Ratio”). Such shares of the Company’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of the Company immediately following the Closing. Conditions precedent to the Closing shall require the Company to complete the following corporate actions: (i) the Company will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) the Company will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of the Company’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of the Company, and (iv) certain nominees by the Tersus Shareholders shall be appointed to the Company’s Board of Directors.

No regulatory approvals are required in connection with our acquisition of Tersus Power.

On March 11, 2022, the Board unanimously approved the filing of an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to effect a reverse stock split of the Company’s Class A Common Stock on the ratio of 1:1,000 to 1:4,000 (“Reverse Stock Split”), decrease the number of authorized shares of the Company’s Class A Common Stock from 14,991,000,000 to 500,000,000, to increase the number of authorized shares of the Company’s Preferred Stock from 5,000,000 to 10,000,000 and change the name of the corporation to Tersus Power, Inc. On March 21, 2022, the Majority Consenting Stockholders delivered executed written consents in lieu of a special meeting (the “Stockholder Consent”) authorizing and approving the proposed Actions.

The Board will effect the Reverse Stock Split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change, if at all, by filing the Restated Certificate with the Secretary of State of the State of Delaware, which will occur no sooner than 20 calendar days after the date this Information Statement has been mailed to stockholders. After such 20-day period, the Board has the authority to file the Restated Certificate to effect the Reverse Stock Split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change at any time prior to the one-year anniversary of the date of the Stockholder Consent. A form of the Restated Certificate is attached to this Information Statement as Appendix A. No further action on the part of our stockholders is required to authorize or effect the reverse stock split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change.

The ability to proceed without a special meeting of the stockholders to approve, adopt and/or ratify the Corporate Actions is authorized by Sections 211 and 228 of the DGCL which provides that, unless otherwise provided in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, action required or permitted to be taken at a meeting of our stockholders may be taken without a meeting if a written consent that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power of the Company, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such consent shall have the same force and effect as a majority vote of the stockholders and may be stated as such in any document. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws do not contain any provisions contrary to the provisions of Sections 211 and 228 of the DGCL. Thus, to eliminate the costs to us and management time involved in holding a special meeting, and in order to take the Corporate Actions as described in this Information Statement, several of our stockholders representing in excess of 50% of the voting stock executed and delivered a written consent to us.

Our Board unanimously approved the Restated Certificate, subject to stockholder approval, and on March 21, 2022, the holders of approximately 96.40% of the voting shares of our Common and Preferred Stock executed and delivered to us the Stockholder Consents approving the filing of the Restated Certificate to effect a Reverse Stock Split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change.

Accordingly, we have obtained all corporate approval required for the filing of the Restated Certificate. We do not require, and we are not seeking any further consent from stockholders to file the Restated Certificate. This Information Statement is furnished solely for the purposes of advising stockholders of the approval of the Restated Certificate and giving stockholders notice of the filing of the Restated Certificate, as required by the DGCL and the Exchange Act.

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Effects of Reverse Stock Split:

Reasons for the Reverse Stock Split

The Board’s primary objectives in effecting the Reverse Stock Split, if necessary or if the Board otherwise desires, is to enable the Board to (i) Close on the Share Exchange Agreement with Tersus Power, Inc. and the Tersus Shareholders, (ii) raise the per share trading price of our Class A Common Stock, which is currently trading only on the OTC Marketplace “PINK”, to allow for a listing of our Class A Common Stock on one of the Exchanges, and (iii) enable the Board to facilitate capital raising by the Company by attracting a broader audience of potential investors, either in connection with listing on an Exchange or otherwise. Our Board has determined that by increasing the market price per share of our Class A Common Stock, we would meet the stock price element of the initial listing requirements of each of the Exchanges and our Class A Common Stock could be initially listed on one of the Exchanges. Our Board concluded that the liquidity and marketability of our Class A Common Stock will be adversely affected if it is not listed on an Exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of our Class A Common Stock. Our Board believes that current and prospective investors may view an investment in our Class A Common Stock more favorably if our Common Stock is quoted on one of the Exchanges.

Our Board also believes that the Reverse Stock Split and any resulting increase in the per share price of our Class A Common Stock should enhance the acceptability and marketability of our Class A Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Class A Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Class A Common Stock.

While we believe that we will likely seek to implement the Reverse Stock Split in connection with a contemplated uplisting onto an Exchange and subsequent financing activities, we cannot assure you that the Board will ultimately determine to effect the Reverse Stock Split or if effected, at what ratio it will be effected or that the Reverse Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Stock Split the market price of our Class A Common Stock will increase proportionately to reflect the ratio for the Reverse Stock Split, that the market price of our Class A Common Stock will not decrease to its pre-split level, or that our market capitalization will be equal to the market capitalization before the Reverse Stock Split. Moreover, and notwithstanding the flexibility afforded to the Board as a result of having the ability to implement the Reverse Stock Split, the Board is not legally committed to (i) implementing the Reverse Split, (ii) listing the Class A Common Stock on an Exchange or (iii) undertaking any financing in connection therewith.

Potential Disadvantages of the Reverse Stock Split

As noted above, the principal purpose of the Reverse Stock Split would be to help increase the per share market price of our Class A Common Stock by up to a factor of four thousand. However, we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Class A Common Stock will increase the market price of our Class A Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Class A Common Stock by an equivalent multiple, or result in any permanent increase in the market price of our Class A Common Stock. The price of our Class A Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Stock Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

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Furthermore, and importantly, in order to qualify for listing on an Exchange, the Class A Common Stock will need to trade above a required dollar value per share ($4.00 per share for the Nasdaq Capital Market and $3.00 per share for the NYSE American) for 30 days in any 60 day period following the Reverse Stock Split, and there is a risk that this key threshold for listing the Class A Common Stock on an Exchange will not be met, which would lead to the inability to have the Class A Common Stock listed on an Exchange. Investors or potential investors in the Class A Common Stock should not hold their investments or make new investments in the Class A Common Stock in reliance on the fact that the Class A Common Stock will qualify for listing on an Exchange.

The number of shares held by each individual stockholder would be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. This has two disadvantages. First, each of the Exchanges requires that we have a certain number of round lot stockholders to be initially listed (the Nasdaq Marketplace Rules require that we have 300 round lot stockholders and the NYSE American requires that we have 400 round lot stockholders). Second, the transaction costs to stockholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Class A Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our Class A Common Stock could encourage interest in our Class A Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Effecting the Reverse Stock Split

Any time twenty calendar days following the date of this Information Statement, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Stock Split, the Restated Certificate will be filed with the Secretary of State of the State of Delaware. The actual timing of the filing of the Restated Certificate with the Secretary of State of the State of Delaware to effect the Reverse Stock Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Stock Split may be abandoned at any time prior to the filing of the Reverse Certificate, without further action by our stockholders. The Reverse Stock Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”). Upon the filing of the Restated Certificate, without further action on our part or our stockholders, the outstanding shares of Class A Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Stock Split ratio as determined by the Board. For example, if you presently hold 4,000 shares of our Class A Common Stock, you would hold 1 shares of our Class A Common Stock following the Reverse Stock Split if the ratio is one-for-four thousand.

The table below sets forth the number of shares of our Class A Common Stock outstanding before and after the Reverse Stock Split based on 13,449,828,986 shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Stock Split	Assuming a 1:1000 Reverse Stock Split	Assuming a 1:3000 Reverse Stock Split	Assuming a 1:4000 Reverse Stock Split
Class A Common Stock	13,449,828,986	13,449,829	4,483,276	3,362,457

Effect on Registration and Stock Trading

We are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Class A Common Stock. If the proposed Reverse Stock Split is implemented and our application for initial listing is otherwise accepted on either of the Exchanges, we will request that our Class A Common Stock be initially listed under the symbol “TSPW” however we cannot guarantee that the Exchanges will permit our use of “TSPW.” If “TSPW” is not available to us, we will announce our new symbol as soon as practicable.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Class A Common Stock they hold before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of Class A Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Class A Common Stock following the Reverse Stock Split, that stockholder will receive certificate representing 151 shares of Class A Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 148 holders of record of our Class A Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Stock Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

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On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Stock Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Stock Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Class A Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Class A Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Anti-Takeover and Dilutive Effects

As previously described, although the Reverse Stock Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will increase, because we will be reducing our authorized shares of Class A Common Stock. The shares of Class A Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Stock Split will give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Stock Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Class A Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Class A Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Class A Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Class A Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

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Accounting Consequences

As of the Effective Time, the stated capital attributable to the Class A Common Stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Class A Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Class A Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Class A Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Class A Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Class A Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Class A Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Stock Split. Accordingly, the aggregate tax basis in the Class A Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the Class A Common Stock surrendered and the holding period for the Class A Common Stock received should include the holding period for the Common Stock surrendered.

Reasons for a Decrease in the Authorized Class A Common Stock:

As per the terms of the Share Exchange Agreement with Tersus Power, Inc. and the Tersus Power shareholders, the Company is required to reduce the number of shares of authorized Class A Common Stock from 14,991,000,000 to 500,000,000.

The decrease in the number of authorized shares of the Company’s Class A Common Stock from 14,991,000,000 shares to 500,000,000 shares was approved by stockholders holding a majority of the voting rights.

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Reasons for an Increase in the Authorized Preferred Stock:

The Board and the Majority Consenting Stockholders believe that it is prudent to increase the number of authorized shares of Preferred Stock in order to maintain a reserve of shares available for immediate issuance to meet business needs, such as strategic acquisition opportunities. The Board and the Majority Consenting Stockholders believe that maintaining such a reserve will save time and money in responding to future events requiring the issuance of additional shares of Preferred Stock, such as strategic acquisitions.

All authorized but unissued shares of Preferred Stock will be available for issuance from time to time for any proper purpose approved by the Board (including issuances in connection with issuances to raise capital, effect acquisitions or provide stock-based employee compensation), without further vote of our stockholders, except as required under applicable law. Except for the terms of the Share Exchange Agreement, there are currently no arrangements, agreements or understandings for the issuance of the additional shares of authorized Preferred Stock. Except as otherwise described in this Information Statement, the Board does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law.

In general, the issuance of any new shares of Preferred Stock may cause immediate dilution to the Company’s existing stockholders, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company. Another effect of increasing the Company’s authorized Preferred Stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management.

The increase in the number of authorized shares of the Company’s Preferred Stock from 5,000,000 shares to 10,000,000 shares was approved by stockholders holding a majority of the voting rights.

Change of Name to Tersus Power, Inc.:

In connection with the Company’s entry into the Share Exchange Agreement with Tersus Power, Inc. and the Tersus shareholders, the Company will enter into an Agreement and Plan of Merger with its new wholly-owned subsidiary. Tersus Power, Inc. (hereinafter, “Tersus Delaware”), a Delaware corporation. Tersus Delaware was incorporated with the State of Delaware on March 15, 2022.

The Change of Name will result in the Company changing its trading symbol. The Company will request that its trading symbol is changed to “TSPW.” If “TSPW” is not available to us, we will announce our new symbol as soon as practicable. The Change of Name and symbol may cause a temporary inconvenience with regard to the name recognition of the Company. However, management believes that the potential advantages that will accrue to the Company as a result of the Change of Name will outweigh any temporary disadvantages that may occur.

The Change of Name of the corporation from Global Technologies, Ltd to Tersus Power, Inc. was approved by stockholders holding a majority of the voting rights.

No appraisal rights

No. None of the DGCL, our Certificate of Incorporation or our Bylaws provides holders of capital stock with dissenters’ or appraisal rights in connection with the Actions described in this Information Statement.

Effective date of the Restated Certificate

The Board will effect the reverse stock split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change, if at all, by filing the Restated Certificate with the Secretary of State of the State of Delaware, which will occur no sooner than 20 calendar days after the date this Information Statement has been mailed to stockholders. After such 20-day period, the Board has the authority to file the Restated Certificate to effect the reverse stock split, decrease in authorized Class A Common Stock, increase in authorized Preferred Stock and name change at any time prior to the one-year anniversary of the date of the Stockholder Consent.

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INFORMATION ABOUT TERSUS POWER, INC. (NEVADA)

Tersus Power Inc.

Tersus Power Inc. (“Tersus Power”), a Nevada Corporation, was founded in 2021 as a hydrogen engineering design and consulting firm and a contract manufacturer. The company designs both a modular hydrogen fueling stations and a hydrogen storage system. The company intends to assemble its products at a third-party manufacturing facility located in Pittsburg Pennsylvania at metroplex.

The Companies modular hydrogen fueling station is based on the principals of a Steam Reformer known as an SMR (steam methane reformer). At present, steam reforming produces most of the world’s hydrogen. An SMR combines renewable natural gas and water with a steam reforming process to create hydrogen. The Company is designing a more advanced onsite hydrogen production system that will generate up to 1,250kg/day of hydrogen. Tersus Power is completing the first modular design of a high production volume hydrogen generator that can fit in a 1,000 square foot space at a gasoline filling station. This small footprint allows the system to be installed in a portion of existing gasoline stations minimizing the buildout of new fueling sites. The small modular design of the Company’s hydrogen fueling station is part of the critical infrastructure needed for adoption of fuel cell vehicles. To address the demand of long-haul fuel cell trucks, four modular fuel stations can be combined together and placed at truck stops that will produce up to 5000kg/day of hydrogen.

Tersus Power has designed a unique and proprietary hydrogen gas storage system that can be sold with its modular fueling station or sold separately. Hydrogen can be stored as either a gas or a liquid. At present, storage of hydrogen as a gas requires high-pressure tanks (350–700 bar [5,000–10,000 psi] tank pressure) and typically requires large-volume systems. Storage of hydrogen as a liquid requires cryogenic temperatures because the boiling point of hydrogen at one atmosphere pressure is −252.8°C. These two hydrogen storage systems are not feasible for a small footprint hydrogen fueling station. Tersus Power has developed a hydrogen storage system called “Active Storage.” Active Storage is unique to Tersus Power’s onsite hydrogen production solution and based on compressed gas storage, using advanced pressure vessels made of fiber reinforced composites that are capable of reaching 700 bar pressure, with a major emphasis on system cost reduction. Unique to Active Storage is the availability of 100 percent of the stored hydrogen gas at dispensing pressure without the need to re-compress the gas like in current cascaded and liquid storage solutions. Active Storage is in the final phase of design, metals and other materials are being tested, Active Storage will also be assembled in Pittsburg.

Manufacturing Supply Agreement

On June 14, 2021, the Company entered into a Manufacturing Supply Agreement (the “MSA”) with PowerTap Hydrogen Fueling Corporation (“PowerTap”). Under the terms of the Agreement, the Company agreed to manufacture and sell to PowerTap ten (10) PowerTap Gen3 hydrogen fuel generators in accordance with mutually agreed up specifications. The total value of the MSA was $52.4 million.

The MS included a schedule of down payment installments from PowerTap to support the Company in acquiring and assembling the specified components, with the first 3 generators scheduled to ship to installation sites on February 11, 2022, with the remaining nine generators shipping between April 29, 2022 and July 29, 2022. PowerTap agreed to provide the first installment payment of $3 million on June 14, 2021, with additional installment payments during the manufacturing schedule.

PowerTap was not able to fund the financial commitments within the MSA. On June 28, 2021, the Company and PowerTap entered into an Amendment (the “Amendment”) to adjust the MSA schedule and funding with an immediate installment payment, and with the first generator being ready for shipment in mid-May 2022.

PowerTap was not able to meet the funding terms of the Amendment, and in September 2021 PowerTap requested the Company continue to enhance the completed initial design through additional design phase funding by PowerTap of $340,000. PowerTap submitted a down payment for the additional design work of $75,000 in late September, with the $265,000 balance due in early October. PowerTap did not pay the balance due, is not expected to make this payment and is in default on the original MSA and Amendment.

Management Team

Name	Age	Position and Term
Michael Rosen	69	President, Principal Executive Officer and Director
William Bossung	63	Principal Financial Officer, Secretary and Director

Michael Rosen, age 69, Founder, Director and President of Tersus Power since February 2021. Mr. Rosen has guided supply chain and manufacturing for portfolio companies of Bain Capital since 2007 and also New Mountain Capital since 2018, participating in acquisition due diligences and implementing individual portfolio company improvement plans. From April 2005 to July 2007 Mr. Rosen was VP of Operations for Home Depot’s supply businesses including participating in acquisition due diligences, operating businesses and implementing expansion plans. From March 1996 to February 2005 Mr. Rosen was Sr VP of Logistics, Manufacturing, Sales and Retail Systems for True Value Company. At Weyerhaeuser Company, from December 1979 to February 1996 Mr. Rosen held manufacturing, financial controller, information systems, human resources, business development and sales management positions, culminating as general manager of a distribution business. Mr. Rosen earned an MBA-PMD from Harvard Business School.

William Bossung, age 63, Founder, Director and Secretary of Tersus Power since February of 2021. Mr. Bossung serves as Secretary, Chief Financial Officer, and member of the Board of Directors of Healthy Extracts Inc from December 2014 till now. Mr. Bossung has a diverse background in Corporate Finance, Insurance and accounting. During January 2012 Mr. Bossung co-founded Splash Beverage Group, (SBEV) a beverage distribution company that distributes both alcohol and non-alcohol products. The company’s products are sold in over 25,000 retail locations.  From 2003 to August 2006 Mr. Bossung was co-founder of BCF Technology, an insurance software company that was ultimately sold to Vertafore in August of 2006. From 1997 to 2002 Mr. Bossung was the Director of Corporate Finance of Chadmoore Wireless Group, the company was engaged in the business of wireless communications utilizing 800 MHZ frequencies. Chadmoore aggregated over 5500 Specialized Mobile Radio licenses from the Federal Communications Commission, the licenses were acquired by Nextel, then merged into the Sprint PCS wireless network. Mr. Bossung currently holds an Insurance License and earned a bachelor’s degree in accounting and finance from Bloomsburg State University.

15

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information concerning the ownership of our common stock as of April 26, 2022 with respect to: (i) each person known to us to be the beneficial owner of more than five percent of our common stock; (ii) all directors; (iii) all named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Shares of common stock issuable upon exercise of options or warrants as of April 26, 2022 or are exercisable within 60 days of such date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of calculating the percentage ownership of such person but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Applicable percentage ownership is based on 10,000,000 shares of common stock outstanding as the date of April 26, 2022.

Name of Beneficial Owner/Management and Address (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Total Shares of Common Stock Beneficially Owned
5% Stockholders
WBD LLC (i)	3,500,000	35.00%
BB2 Technology Group, Inc. (ii)	500,000	5.00%
Named Executive Officers and Directors
Michael Rosen	3,000,000	30.00%
William Bossung	3,000,000	30.00%
All directors and executive officers as a group (2 persons)	6,000,000	60.00%

(i)	The address for WBD LLC is 30 N Gould St, Ste R, Sheridan, WY 82801. The managing member is Mark Weitz and its beneficial owner is Kelly Owen.
(ii)	The address for BB2 Technology Group, Inc. is 34145 Pacific Coast Hwy, Suite 618, Dana Point, CA 92629 and its principal is James Bartlett.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Company Overview

Tersus Power, Inc. (“Tersus” or the “Company”) was incorporated on January 29, 2021, under the laws of the State of Nevada to engage in any lawful corporate undertaking. On the same date, Michael Rosen and William Bossung were named as directors of the Company. Our principal executive offices are located at 1980 Festival Drive, Suite 300, Las Vegas, NV 89135 and our telephone number is (702) 608-9589. The Company’s website address is www.tersuspower.com. The information contained on, or that can be accessed through, our website is not a part of this Information Statement. We have included our website address in this Information Statement solely as an inactive textual reference.

Critical Accounting Policies, Judgments and Estimates

There were no material changes to our critical accounting policies and estimates during the interim period ended December 31, 2021.

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Components of our Results of Operations

Revenues

The sources of revenue will be sales of modular hydrogen fueling stations, hydrogen storage systems and engineering design services. During the year ended June 30, 2021, the Company received all its revenue from engineering design and consulting services. The company has completed most of the design of a small footprint modular hydrogen fueling station that will be placed at existing gas stations. Tersus Power excepts to receive most of the Companies revenue from the sale of these systems. The company has also completed the engineering design of a proprietary hydrogen storage system. The hydrogen storage can be sold as a standalone product by Tersus to organizations that utilize hydrogen fuel in their operations,

Cost of Revenues

Tersus Powers’ cost of goods sold will include engineering design, manufacturing plant lease, software control systems, components and parts, labor, assembly, and the feed stocks required to produce and store hydrogen during the testing of the hydrogen fuel stations and storage systems.

Selling, General and Administrative Expenses

Selling, general and administrative expenses consist of selling, marketing, advertising, payroll, administrative, finance and professional expenses.

Interest Expense, Net

Interest expense includes the cost of our borrowings under our debt arrangements.

Results of Operations

For the Three Months Ended December 31, 2021

Revenue

For the three months ended December 31, 2021, we generated revenue of $209,558. The Company’s source of revenue was solely attributable to its Manufacturing Supply Agreement with PowerTap.

Cost of Revenues

For the three months ended December 31, 2021, cost of revenues was $161,127.

Gross Profit

For the three months ended December 31, 2021, gross profit was $48,431.

Operating Expenses

Operating expenses were $37,436 for the three months ended December 31, 2021.

Income tax expense

There was no income tax expense for the three months ended December 31, 2021.

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Net Income

For the three months ended December 31, 2021, our net income was $10,995.

For the Six Months Ended December 31, 2021

Revenue

For the six months ended December 31, 2021, the Company generated $603,570. The Company’s source of revenue was solely attributable to its Manufacturing Supply Agreement with PowerTap.

Cost of Revenues

For the six months ended December 31, 2021, cost of revenues was $441,854.

Gross Profit

For the six months ended December 31, 2021, gross profit was $161,716.

Operating Expenses

Operating expenses were $319,344 for the six months ended December 31, 2021.

Income tax expense

There was no income tax expense for the six months ended December 31, 2021.

Net (loss)

For the six months ended December 31, 2021, our net loss was ($157,628).

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Liquidity and Capital Resources

The following table summarizes the cash flows for the six months ended December 31, 2021:

December 31, 2021
Cash Flows:

Net cash (used in) operating activities	(365,952)
Net cash (used in) investing activities	(30,600)
Net cash provided by financing activities	150,000

Net decrease in cash	(246,552)
Cash at beginning of period	360,345

Cash at end of period	$113,793

As of December 31, 2021, the Company had cash of $113,793.

We had cash (used in) operating activities of ($365,952) for the six months ended December 31, 2021.

We had cash (used in) investing activities of ($30,600) for the six months ended December 31, 2021.The cash used in investing activities is largely attributable to construction in progress.

We had cash provided by financing activities of $150,000 for the six months ended December 31, 2021, of which all $150,000 was cash received from Global Technologies, Ltd through the issuance of a Senior Secured Promissory Note.

Forward-Looking Statements

Off Balance Sheet Arrangements

Medigap does not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons, also known as “special purpose entities” (SPEs).

Experts

The audited financial statements of Tersus Power for the year ended June 30, 2021 have been audited by Fruci & Associates II PLLC, an independent registered public accounting firm, as stated in their report dated March 10, 2022.

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ITEM 2:

RATIFY THE APPOINTMENT OF FRUCI & ASSOCIATES II, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2022

Fruci & Associates II, PLLC has served as our independent auditor and accountant since 2019. Since 2019, there were no disagreements between us and Fruci & Associates II, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

On March 21, 2022, the Majority Consenting Stockholders ratified the Board’s appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2022.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fruci & Associates II, PLLC has audited our financial statements for the years ended June 30, 2021 and 2020.

1) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was:

2021	$30,000	Fruci & Associates II, PLLC
2020	$20,000	Fruci & Associates II, PLLC

2) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported in the preceding paragraph:

2021	$0	Fruci & Associates II, PLLC
2020	$0	Fruci & Associates II, PLLC

3) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was:

2021	$0	Fruci & Associates II, PLLC
2020	$0	Fruci & Associates II, PLLC

4) All Other Fees

The aggregate fees billed in each of the last two fiscal years for the products and services provided by the principal accountant, other than the services reported in paragraphs (1), (2), and (3) was:

2021	$0	Fruci & Associates II, PLLC
2020	$0	Fruci & Associates II, PLLC

5) During the fiscal year ended June 30, 2021 and as of the date of this report, the Company does not maintain an audit committee and therefore does not have an audit committee pre-approval policy in place.

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ITEM 3:

ELECT ONE DIRECTOR TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

On the Board Approval Date, the Board unanimously recommended that stockholders elect the below nominee, and on March 21, 2022, the Majority Consenting Stockholders elected the nominee to serve as a director. The director set forth below will serve until the first annual meeting of stockholders to occur following the first date on which the Common Stock is listed or quoted on a national securities exchange (the “Trigger Date”), or their earlier death, resignation or removal.

The following table sets forth the name, position and age of our director as of the Effective Date.

Name	Age	Position and Term
Jimmy Wayne Anderson	56	President, Principal Financial Officer and Director

Director Qualifications

We believe that individuals who serve on our Board should possess the requisite education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for board members, which are important to our business:

●	Leadership Experience – We seek directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, diverse perspectives, and broad business insight to the company. They demonstrate practical management experience, skills for managing change, and knowledge of industries, geographies and risk management strategies relevant to the Company.

●	Finance Experience – We believe that all directors should possess an understanding of finance and related reporting processes. We also seek directors who qualify as “audit committee financial experts” as defined in rules of the SEC for service on the Audit Committee.

●	Industry Experience – We seek directors who have relevant industry experience including existing and new technologies, new or expanding businesses and a deep understanding of the Company’s business environments.

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Name	Age	Position and Term
Jimmy Wayne Anderson	56	President, Principal Financial Officer and Chairman of the Board (January 2018 to present)

Jimmy Wayne Anderson, President, Principal Financial Officer, Director and Chairman of the Board – Mr. Anderson is the acting President and Chairman of the Board of Global Technologies. Mr. Anderson was appointed to the Board in December 2017 and assumed the role of President and Principal Financial Officer in January 2018. Mr. Anderson leverages nearly 15 years of business experience inclusive of corporate filings, filings with the Securities and Exchange Commission and corporate action filings with the Financial Industry Regulatory Authority (“FINRA”). Mr. Anderson completed his undergraduate education at the University of Georgia and received his Doctorate degree from Temple University.

Prior to joining the Company, Mr. Anderson held the following roles:

1.	From inception in 2008 to the President, Mr. Anderson has served as the sole officer and director of Sylios Corp, a publicly traded company listed on the OTC Markets “PINK” under the symbol “UNGS.” Sylios Corp is a holding corporation with a market capitalization of under $1 million that has operations engaged in the exploration and development of oil and natural gas properties, purchase of royalty and working interest units in producing properties (oil and natural gas) and alternative land development projects. The Company maintains equity investments in our two spin-offs (The Greater Cannabis Company, Inc. and AMDAQ Corp) catering to the medical and recreational marijuana industry and blockchain technology. Sylios Corp is a fully reporting entity with the SEC that is currently delinquent in its filings.

2.	From 2017 to the present (except for a 6-month period in 2018), Mr. Anderson has served as the sole officer and director of AMDAQ Corp. AMDAQ Corp is a spin-off from Sylios Corp that is currently in the process of filing a Registration Statement on Form S-1. AMDAQ’s multi-faceted business model will allow the company to take advantage of the significant emerging opportunities being developed utilizing blockchain technology. On March 8, 2019, the Company expanded its presence within the blockchain sector by acquiring Arch Exchange Transfer, LLC (“Arch”). Arch, a registered stock transfer agent, has been formed as a decentralized transfer & exchange service. The Company’s technology is being created on the Ethereum block chain with an associated token to help facilitate transactions and payments. This application-based technology utilizes a cryptographically stored ledger in an open source peer-to-peer environment. AMDAQ Corp’s current assets are under $1 million.

3.	From inception in 2014 through July 31, 2018, Mr. Anderson served as the sole officer and director of The Greater Cannabis Company, Inc., a publicly traded company listed on the OTC Markets “QB” under the symbol “GCAN.” The Greater Cannabis Company, Inc. is a biopharmaceutical company that is focused on the development and commercialization of cannabinoid delivery systems with a market capitalization of under $1 million.

4.	From April 10, 2018 through April 24, 2018, Mr. Anderson also served as the sole officer and director of Soligen Technologies, Inc., a publicly traded company listed on the OTC Markets “PINK” under the symbol “SGTN.” Mr. Anderson resigned as a director of Soligen Technologies, Inc. on January 13, 2019.

Family Relationships

There are no family relationships among the directors and executive officers.

Options/SARS Grants During Last Fiscal Year

None.

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Governance of Our Company

We seek to maintain high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our shareholders well and maintaining our integrity in the marketplace. Our corporate governance guidelines and code of business conduct, together with our Articles of Incorporation, Bylaws and the charters for each of our Board committees, form the basis for our corporate governance framework. We also are subject to certain provisions of the Sarbanes-Oxley Act and the rules and regulations of the SEC. The full text of the Code of Business Conduct and Ethics is available on our website at https://www.globaltechnologiesltd.info/governance.

Our Board of Directors

Our Board currently consists of one member. The number of directors on our Board can be determined from time to time by action of our Board.

Our Board believes its members collectively have the experience, qualifications, attributes and skills to effectively oversee the management of our Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing our Company, a willingness to devote the necessary time to their Board and committee duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Risk Oversight. Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. Each of our Board committees also coordinates oversight of the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Board also is provided updated by the CEO and other executive officers of the Company on a regular basis.

Shareholder Communications. Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at 501 1st Ave N., Suite 901, St. Petersburg, FL 33701 Attention: Investor Relations or via e-mail communication at info@globaltechnologiesltd.info. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate. Please note that the foregoing communication procedure does not apply to (i) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Board Committees

None. Presently, our Board of Directors is performing the duties that would normally be performed by an audit committee. We intend to form a separate audit committee, and plan to seek potential independent directors. In connection with our search, we plan to appoint an individual qualified as an audit committee financial expert.

Directors’ Compensation

On July 1, 2021, the Company executed a new Board of Directors Service Agreement with Jimmy Wayne Anderson. Under the terms of the Agreement, Mr. Anderson shall receive a one-time bonus payment of Fifty Thousand and no/100 dollars ($50,000.00) upon execution of the Agreement, and Twenty Thousand and no/100 dollars ($20,000.00) paid to Mr. Anderson on the last calendar day of each quarter as long as Mr. Anderson continues to fulfill his duties and provide the services set forth above. The compensation of $20,000 per quarter commenced with the third calendar quarter of 2021 (first fiscal quarter of 2022).

Executive Summary Compensation Table

The following table sets forth with respect to the named executive officer, compensation made through the twelve months ended June 30, 2021:

Name and Principal Position	Year	Salary- Paid or accrued ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
		(a)	(b)	(c)(3)	(d)			(e)

Jimmy Wayne Anderson, President, Treasurer, Secretary, Chairman (1)(2)(3)	2021	0	0	0	0	0	0	0	0
	2020	0	0	0	0	0	0	0	0
	2019	0	0	0	0	0	0	0	0
	2018	0	0	90,000	0	0	0	0	90,000

(1)	On December 15, 2017, Jimmy Wayne Anderson was appointed to the Company’s Board of Directors.

(2)	On January 25, 2018, Mr. Anderson assumed the roles as the Company’s President, Treasurer and Secretary.

(3)	On August 2, 2019, the Company issued 3 shares of its Series K Super Voting Preferred stock (“Series K”) to the Company’s sole officer and director, Jimmy Wayne Anderson, as consideration for services provided as an officer of the Company. The Company’s Series K has no monetary value as there is no conversion feature, and the Company is not required to purchase the Series K from its holder.

(a)	Accrued salary and salary paid. Please see NOTE G - ACCRUED OFFICER AND DIRECTOR COMPENSATION for further information within the Company’s Annual Report for the year ended June 30, 2021 filed with the Securities and Exchange Commission on October 13, 2021.

(b)	Accrued bonus to employee for execution of employment agreement.

(c)	Delivery of common stock to officer for services rendered. Mr. Anderson received 900,000,000 shares of the Company’s common stock.

(d)	Options issued to employee for execution of employment agreement. More details on Options noted under Employment Agreements section below.

(e)	Equity compensation received as a Director of the Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 18, 2022, with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and executive officers, is based on a review of statements filed with the Securities and Exchange commission (the “Commission”) pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock.

The number of shares of common stock beneficially owned by each person is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

The table below shows the number of shares beneficially owned as of March 18, 2022 by each of our individual directors and executive officers, by other holders of 5% or more of the outstanding stock and by all our current directors and executive officers as a group.

The percentage of beneficial ownership is based on 13,449,828,986 shares of our common stock outstanding at March 18, 2022, and excludes:

●	An indeterminate number of shares of common stock to be issued upon conversion of the Company’s Convertible Promissory Notes; and
●	An indeterminate number of shares of common stock to be issued upon conversion of the Company’s Series L Preferred Stock.

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	Class A Common Stock
Name of Beneficial Owner	Beneficially Owned (1)(2)	Percentage of Common Stock (3)
Jimmy Wayne Anderson (3)	0	0.00%
Officers and Directors as a Group	0	0.00%

5% Shareholders:
Jody A. DellaDonna (4)(5)	700,000,000	5.20%

(1)	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of March 18, 2022 are deemed outstanding for computing percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any person. Percentages are based on a total of shares of Class A common stock outstanding on March 18, 2022 and the shares issuable upon exercise of options, warrants exercisable, and debt convertible on or within 60 days of March 18, 2022.

(2)	The number of common shares used in computing the percentages is 13,449,828,986 shares of Class A Common Stock outstanding at March 18, 2022.

(3)	The address for Mr. Anderson is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701.

(4)	Included within Jody A. DellaDonna’s beneficial ownership includes 700,000,000 shares of Class A Common Stock.

(5)	The address for Mr. DellaDonna is 109 Carrick Way, Macon, GA 31210.

	Series K Preferred Stock	Percentage of
	Beneficially	Series K
Name of Beneficial Owner	Owned (1)(2)	Preferred Stock
Jimmy Wayne Anderson (3)	3	100.00%
Officers and Directors as a Group	3	100.00%

(1)	The Company’s Series K Super Voting Preferred Stock has no conversion feature.

(2)	The number of Series K Preferred shares outstanding used in computing the percentages is 3 as of March 18, 2022.

(3)	The address for Mr. Anderson is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701.

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	Series L Preferred Stock	Percentage of
	Beneficially	Series L
Name of Beneficial Owner	Owned (1)(2)	Preferred Stock
Sylios Corp (3)	10	3.92%
Jimmy Wayne Anderson (4)	18	7.06%
Around the Clock Partners, LP (5)	40	15.69%
Jetco Holdings, LLC (6)	100	39.22%
MainSpring, LLC (7)	50	19.61%
Valvasone Trust (8)	29	11.38%
Jody A. DellaDonna (9)	8	3.14%
Total	255	100.00%

(1)	Each share of the Company’s Series L Preferred stock can be converted into shares of the Company’s Class A Common stock based on the following formula: $5,000 divided by .70 times the lowest closing price of the Company’s Class A Common Stock for the immediate five-day period prior to the receipt of the Notice of Conversion.

(2)	The number of Series L Preferred shares outstanding used in computing the percentages is 255 as of March 18, 2022.

(3)	Sylios Corp is a Florida corporation. The address for Sylios Corp is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701. Mr. Anderson is the controlling principal for Sylios Corp.

(4)	The address for Mr. Anderson is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701.

(5)	Around the Clock Partners, LP is a Delaware limited partnership. The address for Around the Clock Partners, LP is 501 1st Ave N., Suite 901, St. Petersburg, FL 33701. Mr. Anderson is the controlling principal for Around the Clock Partners, LP.

(6)	Jetco Holdings, LLC is a Wyoming limited liability company. The address for Jetco Holdings, LLC is 11718 SE Federal Highway, Suite 372, Hobe Sound, FL 33455. Timothy Cabrera is the controlling principal for Jetco Holdings, LLC.

(7)	MainSpring, LLC is a Wyoming limited liability company. The address for MainSpring, LLC is 611 Fort Harrison Ave S, Suite 363, Clearwater, FL 33756. Brian McFadden is the controlling principal for MainSpring, LLC.

(8)	The address for Valvasone Trust 5114 Stoneywood Circle, Mableton, GA 30126. The trustee for Valvasone Trust is John DellaDonna.

(9)	The address for Jody A. DellaDonna is 109 Carrick Way, Macon, GA 31210.

RELATED PARTY TRANSACTIONS

At December 31, 2021, the Company had a loan receivable, other, to Sylios Corp, an entity controlled by the Company’s sole officer and director.

On March 31, 2021, the Company issued 18 shares of the Company’s Series L Preferred Stock to the Company’s sole officer and director, Jimmy Wayne Anderson, as reimbursement for returning 890,000,000 shares of common stock to the Company.

On March 1, 2021, the Company issued 40 shares of the Company’s Series L Preferred Stock, to Around the Clock Partners, LP, an entity controlled by Company’s sole officer and director, in satisfaction of $200,000 principal and interest outstanding on a Convertible Promissory Note dated July 27, 2018.

On September 2, 2019, the Company issued 10 shares of its Series L Preferred stock to Sylios Corp, an entity controlled by the Company’s sole officer and director, Jimmy Wayne Anderson.

On August 22, 2019, the Company entered into a Consulting Agreement (the “Agreement”) with Sylios Corp (the “Consultant”), an entity controlled by the Company’s President, Jimmy Wayne Anderson. Under the terms of the Agreement, the Consultant is to provide services related to acquisitions, mergers and certain day to day tasks of managing a public company. As compensation, the Company shall pay Consultant $50,000 through the issuance of t10 shares of the Company’s Series L Preferred Stock. The Company issued the shares of Series L Preferred Stock on September 2, 2019. The Agreement had a term of six (6) months or until the Consultant completed the services requested. The services have been completed by the Consultant.

On August 2, 2019, the Company issued 3 shares of its Series K Super Voting Preferred stock to the Company’s sole officer and director, Jimmy Wayne Anderson, as consideration for services provided as an officer of the Company.

On July 27, 2018, the Company executed a Convertible Note (the “Convertible Note”) payable to Around the Clock Partners, LP (the “Holder”) in the principal amount of $124,800. The Convertible Note was issued for compensation due for consulting services. The Convertible Note is convertible, in whole or in part, at any time and from time to time before maturity (July 27, 2019) at the option of the holder at the conversion price which shall be equal to the lower of: (a) 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the date on which Holder elects to convert all or part of the Note or (b) 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the Effective Date. The Convertible Note has a term of one (1) year and bears interest at 5% annually. On March 1, 2021, the Company issued the Holder 40 shares of its Series L Preferred Stock in satisfaction of $124,800 principal, $24,906 default principal, $16,160 interest and $37,666 default interest. A balance of $3,532 was forgiven by the Holder. As of March 31, 2021, there was no outstanding principal or interest due.

During the year ended June 30, 2018, the Company issued 900,000,000 shares of its Class A Common Stock to its sole officer and director, Jimmy Wayne Anderson.

26

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results, our objectives, the amount and timing of the contemplated initial public offering of our Common Stock. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”), with the SEC. Reports and other information we file with the SEC can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC, meaning that we are disclosing important information to you by referring you to another document filed separately with the SEC including in compliance with disclosure obligations with regard to the Company under Schedule 14C. Information that we file later with the SEC will automatically update and supersede the previously filed information and be incorporated by reference into this Information Statement, except for information furnished under Item 2.02 or Item 7.01 of our Current Reports on Form 8-K which is not deemed to be filed and not incorporated by reference herein.

This Information Statement incorporates by reference the documents set forth below that have been previously filed with the SEC, except for information furnished under Item 2.02 or Item 7.01 of our Current Reports on Form 8-K which is not deemed to be filed and not incorporated by reference herein:

(a)	The Company’s Annual Report on Form 10-K for the year ended June 30, 2021 as filed with the Commission on October 13, 2021.

(b)	The Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2021, September 30, 2021, March 31, 2021 and December 31, 2020 as filed with the Commission on February 14, 2021, November 15, 2021, May 24, 2021, as amended on May 25, 2021, and February 16, 2021.

(c)	The Company’s Current Reports on Form 8-K as filed with the Commission on March 21, 2022, March 10, 2022, February 9, 2022, January 24, 2022, January 21, 2022, January 5, 2022, December 23, 2021, December 20, 2021, December 14, 2021, November 17, 2021, November 12, 2021, November 2, 2021, October 21, 2021, September 16, 2021, July 19, 2021, June 24, 2021, March 8, 2021, February 12, 2021, January 21, 2021 and January 7, 2021.

(d)	The Company’s Registration Statement on Form 1-A as filed with the Commission on December 2, 2021.

The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing at the following address:

GLOBAL TECHNOLOGIES, LTD.

501 1st Ave N, Suite 901

St. Petersburg, FL 33701

The Company’s stockholders and other persons should not rely on information other than that contained in or incorporated by reference in this Information Statement. The Company has not authorized anyone to provide information that is different from that contained in this Information Statement. This Information Statement is dated April 25, 2022. No assumption should be made that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this Information Statement.

27

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We may send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of this Information Statement, to us at 501 1st Ave N., Suite 901, St. Petersburg, FL 33701, telephone: (727) 482-1505.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may mail notification to, or call us at, our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

This Information Statement is provided to the holders of Common Stock only for information purposes in connection with the actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

MISCELLANEOUS MATTERS

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

This Information Statement is being mailed on or about May __, 2022 to all stockholders of record as of the Record Date. You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Amendment will not be filed with the Secretary of State of the State of Wyoming and the increase in authorized shares of Common and Preferred Stock will not become effective until at least 20 calendar days after the mailing of an Information Statement to stockholders entitled to receive same.

By Order of the Board of Directors
GLOBAL TECHNOLOGIES, LTD

Date: May 10, 2022	/s/ Jimmy Wayne Anderson
Jimmy Wayne Anderson
President

28

APPENDIX INDEX

A.	Amended and Restated Certificate of Incorporation of Global Technologies, Ltd
B.	Audited Financial Statements of Tersus Power, Inc. for the Fiscal Year ended June 30, 2021
C.	Unaudited Financial Statements of Tersus Power, Inc. for the three and six months ended December 31, 2021
D.	Pro Forma Financial Statements (Unaudited) of Global Technologies, Ltd and Subsidiaries
E.	Articles of Formation and related documentation for Tersus Power, Inc.

APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF
GLOBAL TECHNOLOGIES, LTD.

(Pursuant to Section 241 and 245 of the
General Corporation Law of the State of Delaware)

It is certified that:

1.	The name of the corporation is Global Technologies, Ltd (the “corporation”). The date of the filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was January 20, 1999.
2.	The date of the filing of the Amended and Restated Certificate of Incorporation of New IFT Corporation was august 13, 1999.
3.	The provisions of the Amended and Restated Certificate of Incorporation of New IFT Corporation are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Amended and Restated Certificate of Incorporation of Global Technologies, Ltd.
4.	The amendments and restatement herein certified have been duly adopted by the vote prescribed by Section 241 and 245 of the General Corporation Law of the State of Delaware.
5.	The Certificate of Incorporation of the Corporation, as amended and restated, shall at the effective time of this Amended and Restated Certificate of Incorporation, read as follows:

ARTICLE ONE

The name of the Corporation is TERSUS POWER, INC. (the “Corporation”).

ARTICLE TWO

REGISTERED OFFICE

The address of the Corporation’s registered office in the State of Delaware is c/o A Registered Agent, Inc., 8 The Green, Suite A, Dover, DE 19901, in Kent County. The name of its registered agent at such address is A Registered Agent, Inc.

ARTICLE THREE

PURPOSES

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

CAPITAL STRUCTURE

Article Four is hereby amended to amend the Authorized shares in section 4.1 and shall read as follows.

4.1 Authorized Shares. The total number of shares of all classes of stocks which the Corporation shall have the authority to issue is Five Hundred Two Million (510,000,000), consisting of three classes of capital stock.

(a) Reverse Stock Split of Class A Common Stock- Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware, of Global Technologies, Ltd. (the “Company”), each four thousand (4000) shares of the Company’s Class A Common Stock, par value $.0001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Company or the holder thereof (the “Reverse Stock Split”). The Company is authorized to make a cash payment in lieu of any fractional share interest resulting from the Reverse Stock Split; provided that the Company is also authorized (i) to issue fractional shares to some or all registered holders who would otherwise be eliminated as a result of the Reverse Stock Split, or (ii) to round up fractional shares to the nearest whole share of Common Stock for some or all of such registered holders, if the Board of Directors of the Company determines that doing so would best in the best interest of the Company. Certificates that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been combined, subject to the treatment of fractional shares as described above. The authorized number of Common Stock shares shall be reduced from 14,991,000,000 to 500,000,000 and is reflected within this Amended and Restated Certificate of Incorporation in Section 4.1(b). Neither, the Reverse Stock Split nor this Amended and Restated Certificate of Incorporation will effect the Common Stock par value of $.0001 per share. The authorized number of Preferred shares shall be increased to 10,000,000 from 5,000,000 and is reflected within this Amended and Restated Certificate of Incorporation in Section 4.1(c). Neither, the Reverse Stock Split nor this Amended and Restated Certificate of Incorporation will effect the Preferred share par value of $.01 per share.

(b) Five Hundred Million (500,000,000) shares of Class A Common Stock, par value $.0001 per share (the “Class A Shares”); and

(c) Ten Million (10,000,000) shares of Preferred Stock, par value $.01 per share (the “Preferred shares”).

4.2 Designations, Preferences, etc. The designations, preferences, powers and rights and the qualifications, limitations and restrictions thereof, of the capital stock of the Corporation shall be as set forth in ARTICLE FIVE and ARTICLE SIX below.

ARTICLE FIVE

COMMON SHARES

5.1	Identical Rights. Except as otherwise expressly provided in this ARTICLE FIVE, all common shares shall be identical and shall entitle the holders thereof to the same rights and privileges.

5.2	Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment shall have been made to the holders of outstanding Preferred Stock, if any, of the full amount to which they are entitled pursuant to the Certificate of Incorporation, as amended, the holders of Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock, if any, to share ratably, in accordance with the number of shares of Common Stock held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Stock, whether such assets are capital, surplus or earnings. For the purposes of this Paragraph 5.2, neither the consolidation or merger of the Corporation with and into any other corporation or corporations in which the stockholders of the Corporation receive capital stock and/or securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation) nor the sale, lease or transfer of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation as those terms are used in the Paragraph 5.2

5.3	Voting Rights.

(a) The holders of the Class A Common Stock shall vote as a single class on all matters submitted to a vote of the stockholders with each Class A share being entitled to one (1) vote.

(b) The holders of the Class A Common Stock are not entitled to cumulative votes in the election of any directors.

5.4	Preemptive or Subscription Rights.

(a)	No holder of Class A Common Stock shall be entitled to preemptive or subscription rights.

ARTICLE SIX

TERM OF EXISTENCE

This Corporation shall have perpetual existence.

ARTICLE SEVEN

BYLAWS

The Board of Director(s) of the Corporation shall have power, without the assent or vote of the shareholders, to make, alter, amend or repeal the Bylaws of the Corporation, but the affirmative vote of a number of Directors equal to a majority of the number who would constitute a full Board of Director(s) at the time of such action shall be necessary to take any action for the making, alteration, amendment or repeal of the Bylaws.

ARTICLE EIGHT

AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, or in any amendment hereto, or to add any provision to these Articles of Incorporation or to any amendment hereto, in any manner now or hereafter prescribed or permitted by the provisions of any applicable statue of the State of Delaware, and all rights conferred upon shareholders in these Articles of Incorporation or any amendment hereto are granted subject to this reservation.

ARTICLE NINE

BOARD OF DIRECTORS

9.1 The Board of Directors shall consist of up to five (5) members. Such number of directors may be changed from time to time by resolutions of the Board of Directors, except as otherwise provided by law or the Amended and Restated Certificate of Incorporation. Any Director may resign at any time upon written consent to the Corporation. Directors need not be stockholders.

ARTICLE TEN

INDEMNIFICATION

The Corporation shall indemnify a director or officer of the Corporation who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director or office was a party because the director or officer is or was a director or officer of the Corporation against reasonable attorney fees and expenses incurred by the director or officer in connection with the proceeding. The Corporation may indemnify an individual made a party to a proceeding because the individual is or was a director, officer, employee or agent of the Corporation against liability if authorized in the specific case after determination, in the manner required by the board of directors, that indemnification of the director, officer, employee or agent, as the case may be, is permissible in the circumstances because the director, officer, employee or agent has met the standard of conduct set forth by the board of directors. The indemnification and advancement of attorney fees and expenses for directors, officers, employees and agents of the Corporation shall apply when such persons are serving at the Corporation’s request while a director, officer, employee or agent of the Corporation, as the case may be, as a director, officer, partner, trustee, employee or agent of another foreign or domestic Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, whether or not for profit, as well as in their official capacity with the Corporation. The Corporation also may pay for or reimburse the reasonable attorney fees and expenses incurred by a director, officer, employee or agent of the Corporation who is a party to a proceeding in advance of final disposition of the proceeding. The Corporation also may purchase and maintain insurance on behalf of an individual arising from the individual’s status as a director, officer, employee or agent of the Corporation, whether or not the Corporation would have power to indemnify the individual against the same liability under the law. All references in these Articles of Incorporation are deemed to include any amendment or successor thereto. Nothing contained in these Articles of Incorporation shall limit or preclude the exercise of any right relating to indemnification or advance of attorney fees and expenses to any person who is or was a director, officer, employee or agent of the Corporation or the ability of the Corporation otherwise to indemnify or advance expenses to any such person by contract or in any other manner. If any word, clause or sentence of the foregoing provisions regarding indemnification or advancement of the attorney fees or expenses shall be held invalid as contrary to law or public policy, it shall be severable and the provisions remaining shall not be otherwise affected. All references in these Articles of Incorporation to “director”, “officer”, “employee”, and “agent” shall include the heirs, estates, executors, administrators and personal representatives of such persons.

6. The amendment was adopted on:

March 21, 2022 and was duly approved by shareholders holding a majority of the voting rights of the Company.

The above restatement was duly adopted in accordance with the provisions of Sections 241 and 245 of the General Corporation Law of the State of Delaware.

Executed on this ____ day of May 2022.

Global Technologies, Ltd.

By:
Jimmy Wayne Anderson
President and Director

APPENDIX B

TERSUS POWER, INC.

FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Tersus Power, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Tersus Power, Inc. (“the Company”) as of June 30, 2021, and the related statements of operations, changes in stockholders’ deficit, and cash flows for the period from January 29, 2021 (inception) to June 30, 2021, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2021, and the results of its operations and its cash flows for the period from January 29, 2021 (inception) to June 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has an accumulated deficit and net losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Revenue Recognition – Refer to Note 1 to the financial statements

Critical Audit Matter Description

The Company’s revenue is collected in advance and is recognized over time in accordance with ASC 606-10-25-27. Recognition of revenue was recorded based in the input method. Judgment is required related to estimates for the proper allocation of revenue over time.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to evaluating the Company’s accounting for revenue and related accounts included the following, among others:

●	Independent assessment of the Company’s revenue recognition policy and compliance with ASC 606.

●	Sampling and substantively testing costs related to costs used to measure recognition based on costs incurred.

●	Review of underlying contracts for indication of significant undisclosed terms impacting revenue and related accounts.

We have served as the Company’s auditor since 2022. Spokane, Washington
May 10, 2022

TERSUS POWER, INC.

BALANCE SHEET

June 30, 2021

ASSETS

Current Assets
Cash and cash equivalents	$360,345
Accounts receivable	394,000
Prepaid expenses	28,804
Total current assets	783,149
Property and Equipment, Net	99,540

TOTAL ASSETS	$882,689

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable	$31,520
Accrued expenses	79,366
Deferred revenue	855,085
Total current liabilities	965,971

TOTAL LIABILITIES	$965,971

STOCKHOLDERS’ (DEFICIENCY)

Common stock $ 0.001 par value, 200,000,000 shares authorized, 10,000,000 issued and outstanding	10,000
Accumulated deficit	(93,282)

Total stockholders’ deficit	(83,282)

Total liabilities and stockholders’ deficit	$882,689

The accompanying notes are an integral part of these financial statements.

TERSUS POWER, INC.

STATEMENT OF OPERATIONS

From January 29, 2021 (inception) to June 30, 2021

Revenues	$844,915
Cost of revenue	698,114

Gross profit	146,801

Operating Expenses:
Research and development	17,256
General and administrative	222,585

Total operating expenses	239,841

Loss from operations	(93,040)

Other Expense:
Interest expense	(242)

Total other expenses	(242)

Loss before provision for income taxes	(93,282)

Provision for income Taxes	-

Net (loss)	$(93,282)

Net (loss) per share	$(0.01)

Weighted average number of shares outstanding	10,000,000

The accompanying notes are an integral part of these financial statements.

TERSUS POWER, INC.

STATEMENT OF STOCKHOLDERS’ (DEFICIENCY)

From January 29, 2021 (inception) to June 30, 2021

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balances at January 29, 2021	-	$-	$	$-
Common stock for services	4,000,000	4,000	-	4,000
Common stock for services – related party	6,000,000	6,000	-	6,000
Net loss for the year ended June 30, 2021	-	-	(93,282)	(93,282)
Balances at June 30, 2021	10,000,000	$10,000	$(93,282)	$(83,282)

The accompanying notes are an integral part of these financial statements.

TERSUS POWER, INC.

STATEMENT OF CASH FLOWS

From January 29, 2021 (inception) to June 30, 2021

OPERATING ACTIVITIES:
Net (loss)		$(93,282)
Adjustments to reconcile net loss to net cash flows from operating activities:
Common stock for services		10,000
Changes in assets and liabilities:
Accounts receivable		(394,000)
Prepaid expenses		(28,804)
Deferred revenue		855,085
Accounts payable		31,520
Accrued expenses		79,366
Net cash flows used in operating activities		459,885

INVESTING ACTIVITIES:
Construction in progress - manufacturing building		(99,540)
Net cash flows (used in) investing activities		(99,540)

NET INCREASE IN CASH AND CASH EQUIVALENTS		360,345

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD		-

CASH AND CASH EQUIVALENTS, END OF PERIOD		$360,345

Supplemental Cash Flow Disclosures
Cash paid for interest		$242

Non-cash investing and financing activities:
	$

The accompanying notes are an integral part of these financial statements.

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

From January 29, 2021 (inception) to June 30, 2021

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Tersus Power, Inc. (“Tersus” or “the Company”) was incorporated on January 29, 2021, under the laws of the State of Nevada to engage in any lawful corporate undertaking. On the same date, Michael Rosen and William Bossung were named as directors of the Company.

The Company was founded as a manufacturer to build and deliver modular hydrogen fueling stations across the United States. The stations will have increased fuel generation capacity beyond the current available generators and will be installed at existing gas stations and generate and dispense hydrogen fuel with zero carbon emissions to vehicles equipped with hydrogen fuel cells. Tersus is located in Nevada and is in the process of engaging a third-party manufacturer (3PM) to assist in the assembly of the first two modular hydrogen fueling stations in the first quarter of 2022. As sales increase, Tersus intends to lease a facility in Phoenix, Arizona with over 110,000 square to support up to ten modular fueling stations per month.

Manufacturing Supply Agreement

On June 14, 2021, the Company entered into a Manufacturing Supply Agreement (the “MSA”) with PowerTap Hydrogen Fueling Corporation (“PowerTap”). Under the terms of the Agreement, the Company agreed to manufacture and sell to PowerTap ten (10) PowerTap Gen3 hydrogen fuel generators in accordance with mutually agreed up specifications. The total value of the MSA was $52.4 million.

The MSA included a schedule of down payment installments from PowerTap to support the Company in acquiring and assembling the specified components, with the first 3 generators scheduled to ship to installation sites on February 11, 2022, with the remaining nine generators shipping between April 29, 2022 and July 29, 2022. PowerTap agreed to provide the first installment payment of $3 million on June 14, 2021, with additional installment payments during the manufacturing schedule.

PowerTap was not able to fund the financial commitments within the MSA. On June 28, 2021, the Company signed an Amendment to the June 4, 2021 Manufacturing Supply Agreement (the “Agreement”) with Power Tap Hydrogen Fueling Corporation (“Power Tap”). The Agreement calls for the Company to manufacture and sell ten fueling stations, with the first three to be delivered in Q1 2022, the next four to be delivered in Q2 2022, and the final three to be delivered in Q3 2022. The Amendment calls for delivery of the first unit to be changed to mid-May 2022 or later and delivery of some units may extend into Q1 2023. In addition, the Amendment also calls for price increases to be included in the final price for each unit.

PowerTap Gen3 will be the basis of the initial Tersus Power modular fueling station, generating up to 1,250 Kg of pure hydrogen daily. Subsequently, Tersus Power will begin independent design on a higher daily capacity of greater than 10,000 Kg intended for commercial truck stops.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions. The Company did not have cash balances in excess of the Federal Deposit Insurance Corporation limit as of June 30, 2021.

Concentration of Accounts Receivable– From January 29, 2021 (inception) to June 30, 2021, one customer accounted for 100% of accounts receivable.

Concentration of Revenues – From January 29, 2021 (inception) to June 30, 2021, one customer accounted for 100% of accounts receivable and there is a risk that the Company will have no revenue if sales to that customer stop.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable consists of invoices that have been billed for revenue recognized for which customer payment has not yet been received. The Company’s policy is to receive progress payments during projects and projects will not be delivered until payments are complete. An allowance for doubtful accounts is established, as necessary, based on past experience and other factors which, in management’s judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable and current economic conditions. The determination of the collectability of amounts due from customer accounts requires the Company to make judgments regarding future events and trends. Allowances for doubtful accounts are determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer accounts, and the financial condition of Tersus Power’s customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At June 30, 2021, an allowance for doubtful accounts was not considered necessary as all accounts receivable were deemed collectible.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of 5 to 10 years. Any leasehold improvements are amortized at the lesser of the useful life of the asset or the lease term.

LONG-LIVED ASSETS

The Company reviews the carrying values of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the expected future cash flow from the use of the asset and its eventual disposition is less than the carrying amount of the asset, an impairment loss is recognized and measured using the fair value of the related asset. No impairment charges were incurred during the period from January 29, 2021 (inception) through June 30, 2021. There can be no assurance, however, that market conditions will not change or demand for the Company’s services will continue, which could result in impairment of long-lived assets in the future.

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

From January 29, 2021 (inception) to June 30, 2021

REVENUE RECOGNITION

The Company follows Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). The new guidance sets forth a new five-step revenue recognition model which replaces the prior revenue recognition guidance in its entirety and is intended to eliminate numerous industry-specific pieces of revenue recognition guidance that have historically existed in U.S. GAAP. The underlying principle of the new standard is that a business or other organization will recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects what it expects to receive in exchange for the goods or services. The standard also requires more detailed disclosures and provides additional guidance for transactions that were not addressed completely in the prior accounting guidance.

The Company’s current activity is a contract for design and engineering work in relation to hydrogen fueling stations. A contract exists when it becomes a legally enforceable agreement with a customer. The contract defines each party’s rights, payment terms and other contractual terms and conditions of the sale. Consideration is paid overtime as specified in the contract. A performance obligation is a promise in a contract to transfer a distinct product to the customer, which for the Company is transfer of design and engineering work to the customer. Performance obligations promised in a contract are identified based on the goods that will be transferred to the customer that are both capable of being distinct and are distinct in the context of the contract, whereby the transfer of the goods is separately identifiable from other promises in the contract. The Company has concluded the delivery of design and engineering work are accounted for as the single performance obligation.

The Company has reviewed ASC 606 as to when to recognize revenue. The Company believes that revenue recognition over time of the contract is the most appropriate method for recognizing revenue. In that regard, the Company reviewed the criteria to be met for revenue to be recognized over time as stated in ASC 606-10-25-27. ASC 606-10-25-27 states that one of the following criteria must be met:

●	The customer simultaneously receives and consumes the benefits provided by the entity’s performance as the entity performs,

●	The entity’s performance creates or enhances an asset (for example, work in process) that the customer controls as the asset is created or enhanced,

●	The entity’s performance does not create an asset with an alternative use to the entity, and the entity has an enforceable right to payment for the performance complete to date.

The Company believes that the third criteria is applicable to its design and engineering contract and thus believes that revenue should be recognized over time.

In accordance with ASC 606-10-25-33, there are two appropriate methods of measuring progress, output methods and input methods.

ASC 606-10-55-17 states that output methods recognize revenue on the basis of direct measurements of the value to the customer of the goods or services transferred to date relative to the remaining goods or services promised under the contract.

ASC 606-10-55-20 states that input methods recognize revenue on the basis of the entity’s efforts or inputs to the satisfaction of a performance obligation (for example, resources consumed, labor hour expended, costs incurred, time elapsed, or machine hours used) relative to the total expected inputs to the satisfaction of that performance obligation.

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

From January 29, 2021 (inception) to June 30, 2021

The Company believes the input method is the most appropriate to revenue recognition and thus recognizes revenue by applying the percentage of direct costs incurred during a period in relation to the total forecast direct costs to the total contract revenue.

The Company’s future principal activities from which it will generates revenue will be product sales, Modular Hydrogen Fueling stations. Revenue will be measured based on considerations specified in a contract with a customer. A contract exists when it becomes a legally enforceable agreement with a customer. These contracts define each party’s rights, payment terms and other contractual terms and conditions of the sale. Consideration will be paid based upon terms in any future contract.

A performance obligation is a promise in a contract to transfer a distinct product to the customer. Performance obligations promised in a contract are identified based on the goods that will be transferred to the customer that are both capable of being distinct and are distinct in the context of the contract, whereby the transfer of the goods is separately identifiable from other promises in the contract.

INCOME TAXES

The Company accounts for income taxes and the related accounts under the liability method. Deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and the income tax bases of assets and liabilities. A valuation allowance is applied against any net deferred tax asset if, based on available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. Therefore, the Company has recorded a full valuation allowance against the net deferred tax assets. The Company’s income tax provision consists of state minimum taxes.

The Company recognizes any uncertain income tax positions on income tax returns at the largest amount that is more- likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained.

There are no unrecognized tax benefits included in the balance sheet that would, if recognized, affect the effective tax rate.

COMMITMENTS AND CONTINGENCIES

The Company currently has no commitments and contingencies.

INCOME (LOSS) PER COMMON SHARE

Basic earnings (loss) per share is computed by dividing the net income or net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated using the treasury stock method and reflects the potential dilution that could occur if warrants were exercised and were not anti-dilutive.

For the year ended June 30, 2021, basic and diluted loss per common share were the same since there were no potentially dilutive shares outstanding during the respective periods

RECENT ACCOUNTING PRONOUNCEMENTS

During October 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2021-07, Compensation – Stock Compensation (Topic 718). ASU No. 2021-07 allows a nonpublic company to determine the current price of equity-classified share-based awards issued to both employees and nonemployees using the reasonable application of a reasonable valuation method. The following characteristics of the reasonable application of a reasonable valuation method are:

1.	the date on which the valuation’s reasonableness is evaluated is the measurement date
2.	the following factors should be considered in a reasonable valuation:

a.	the value of the tangible and intangible assets of the equity
b.	the present value of the anticipated future cash flows of the entity
c.	the market value of stock or equity interests in similar entities engaged in trades or businesses substantially similar to those engaged in by the entity for which stock is to be value
d.	recent arm’s-length transactions involving the sale or transfer of the stock or equity interests of the entity
e.	other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation is used for other purposes that have a material economic effect on the entity, its stockholders, or its creditors
f.	the entity’s consistent use of a valuation method to determine the value of its stock or assets for other purposes

3.	the scope of information to be considered in a reasonable valuation is all information material to the value of the entity
4.	the following criteria must be met for the use of a previously calculated value to be considered reasonable:

a.	the value is updated for any information available after the date of calculation that may materially affect the value of the entity
b.	The value is calculated no more than twelve months earlier than the date for which the value is being used

Effective dates are prospectively for all qualifying awards granted or modified during fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. Early application, including application in an interim period, is permitted for financial statements that have not yet been issued or made available for issuance as of October 25, 2021. The Company has adopted this ASU and is currently evaluating the impact of the adoption to its financial statements

During February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02, Leases (Topic 842). ASU No. 2016-02 requires lessees to recognize the assets and liabilities that arise from leases on the balance sheet. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. During 2019, the FASB issued ASU No. 2019-01, Leases (Topic 842): Codification Improvements, which deferred the effective date for certain entities and, during 2020, issued ASU No. 2020-05, Effective Dates for Certain Entities, which deferred the effective date of ASU No. 2016-02 for those entities that had not yet issued their financial statements at the time of ASU No. 2020-05’s issuance. Topic 842 (as amended) is effective for annual periods beginning after 15 December 2021. Early adoption is permitted. The Company will adopt this ASU upon any future signings of long-term leases.

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

From January 29, 2021 (inception) to June 30, 2021

NOTE 2 – GOING CONCERN

The Company has not posted operating income since its inception. It has an accumulated deficit of $93,282 as of June 30, 2021. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, obtain additional financing from its stockholders or other third parties.

The Company has only one customer and the Company’s continuation is heavily relied upon this customer and its one contract that was signed on June 14, 2021. This is a major manufacturing contract that approximates $54 million in revenues over the next two years. The contract calls for the initial payment of approximately $3 million due in September 2021. That payment was not made by the customer and the Company’s legal counsel determined that the customer was in default of the manufacturing contract. See NOTE 9 SUBSEQUENT EVENTS.

In the event the customer is not able to fund their contract commitment, the Company will not commit to financial obligations beyond the design efforts currently underway. If the Company is not able to arrange additional funding, it will pause its efforts until funding is secured, and the Company will not commit to accounts payable obligations beyond its current on hand cash available.

Due to the Company’s heavy reliance on the one customer, there is substantial doubt about the Company’s ability to continue as a going concern within one year after the date of the financial statements are available to be issued. The audited financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consists of construction in progress, related to leasehold improvements, of $99,540 at June 31, 2021. The Company has incurred design costs in regard to a building to be leased later in 2021 for manufacturing purposes. Depreciation expense for the period from January 29, 2021 through June 30, 2021 was $0.

NOTE 4 – DEFERRED REVENUE - UNCOMPLETED CONTRACT

Uncompleted contracts at June 30, 2021 are as follows:

Costs incurred on uncompleted contracts	$698,114
Estimated earnings	146,801
844,915
Less billings to date	(1,700,000)
$(855,085)

The above data is presented in the accompanying balance sheet as follows at June 30, 2021:

Contract asset	$0
Contract liability	(855,085)
$(855,085)

The contract liability is classified on the balance sheet as deferred revenue. This represents the recording of cash receipts from customers. Revenue is then recognized on a percentage of completion (POC) basis based on direct costs incurred for the period in relation to total estimated direct costs. Please see NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES for further information.

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

From January 29, 2021 (inception) to June 30, 2021

NOTE 5 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 200,000,000 shares of common stock, par value $0.001. At formation, the Company issued 3,000,000 shares of its common stock to each of its directors for services that were valued at $3,000 a person. The Company also issued 4,000,000 shares of its common stock to two outside consultants for services that were valued at a total of $4,000.

At June 30, 2021, the Company had 10,000,000 shares of common stock outstanding.

NOTE 6 – INCOME TAXES

The Company is subject to taxation in the United States of America. The provision for income taxes for the period from January 29, 2021 through June 30, 2021 is summarized as follows:

Current:
Federal	$-
Deferred:
Federal	19,188
Change in valuation allowance	(19,188)
Total deferred	-
Income tax provision	$-

Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of the Company’s deferred taxes are as follows:

Deferred tax assets:
NOL’s	$17,088
Common stock expense	2,100
Total deferred tax assets	19,188
Valuation allowance	(19,188)
Net deferred taxes	$-

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $19,188 for the period from January 29, 2021 through June 30, 2021.

As of June 30, 2021, the Company had net operating loss carryforwards for federal income tax purposes of $81,373, which have an indefinite expiration. As of June 30, 2021, the Company had net operating loss carryforwards for state income tax purposes of $81,373, which expire beginning in the year 2041.

Utilization of the net operating losses may be subject to substantial annual limitation due to federal and state ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such annual limitations could result in the expiration of the net operating losses ad credits before their utilization. The Company has not performed an analysis to determine the limitation of the net operating loss carryforward.

NOTE 7 – RELATED PARTY ACTIVITY

During the period ended June 30, 2021, the Company’s chief executive officer and chief financial officer were each granted 3,000,000 shares of the Company’s common stock for services. The shares were valued at $3,000 each.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events occurring through May 9, 2022.

The Company has only one customer and the Company’s continuation is heavily relied upon this customer and its one contract that was signed on June 14, 2021. This is a major manufacturing contract that approximates $54 million in revenues over the next two years. The contract called for the initial payment of approximately $3 million due in July 2021.  The customer has not made this payment, nor the additional $6 million due in October, and is not expected to make this payment.

In September 2021, the customer requested we enhance the completed initial design through an additional design phase funding of $340,000.  The customer submitted a down payment of $75,000 in late September, with the $265,000 balance due in early October.  The customer did not pay the balance due and is not expected to make this payment.

The Tersus legal counsel confirmed that its original customer is in default of the manufacturing contract that was executed, and the $9 million of the required initial down payments.  Tersus, with the assistance of legal counsel, may at some point may pursue damages against the original customer regarding the default.

In October 2021, Tersus reached an agreement, and signed a letter of intent, with Global Technologies LTD, a Delaware corporation (“GTLL”) regarding the proposed acquisition of Tersus Power, Inc. by GTLL. GTLL will acquire 100% ownership interest of Tersus and Tersus will be a 100% wholly owned subsidiary of GTLL.

On December 2, 2021, GTLL filed a registration statement on Form 1-A (the “Reg A offering”) to issue a total of 2,000,000,000 shares of common stock at a price of $0.0015 for a total raise of $3,000,000. Prior to the Closing of the proposed transaction, GTLL agreed to loan Tersus a minimum of $500,000, through funds raised in the Reg A offering. The loan shall be through a Secured Promissory Note that shall be forgiven at Closing of the proposed acquisition.

On March 9, 2022, the Company and its shareholders (the “Tersus Shareholders”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Global Technologies, Ltd (“Global”). Under the terms of the Exchange Agreement, at Closing Global shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of Global’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholder (the “Exchange Ratio”). Such shares of Global’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of Global immediately following the Closing. Conditions precedent to the Closing shall require Global to complete the following corporate actions: (i) Global will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) Global will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of Global’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of Global, and (iv) certain nominees by the Tersus Shareholders shall be appointed to Global’s Board of Directors.

APPENDIX C

TERSUS POWER, INC.

FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

TERSUS POWER, INC.

BALANCE SHEETS

December 31, 2021

	December 31, 2021	June 30, 2021
	(Unaudited)	(Audited)
ASSETS

Current assets
Cash	$113,793	$360,345
Accounts receivable	-	394,000
Prepaid expenses	104,240	28,804
Total Current Assets	218,033	783,149
Property and equipment, net	130,141	99,540

TOTAL ASSETS	$348,174	$882,689

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities
Accounts payable	$81,897	$31,520
Accrued expenses	30,672	79,366
Deferred revenue	326,515	855,085
Notes payable	150,000	-
Total current liabilities	589,084	965,971

TOTAL LIABILITIES	$589,084	$965,971

STOCKHOLDERS’ (DEFICIENCY)
Common stock, $0.001 par value, 200,000,000 shares authorized, 10,000,000 and 10,000,000 shares issued and outstanding as of December 31, 2021 and June 30, 2021, respectively	10,000	10,000
Accumulated deficit	(250,910)	(93,282)

Total stockholders’ deficit	(240,910)	(83,282)

Total liabilities and stockholders’ deficit	$348,174	$882,689

The accompanying notes are an integral part of these financial statements

1

TERSUS POWER, INC.

STATEMENT OF OPERATIONS

(UNAUDITED)

For the Three and Six Months Ended December 31, 2021

	For the Three Months Ended December 31, 2021	For the Six Months Ended December 31, 2021

Revenues	$209,558	$603,570
Cost of revenues	161,127	441,854

Gross profit	48,431	161,716

Operating expenses:
Research and development	20,343	153,220
General and administrative	17,093	166,124

Total operating expenses	37,436	319,344

Operating income (loss)	10,995	(157,628)

Provision for income taxes	-	-

Net income (loss)	$10,995	$(157,628)

Net income (loss) per share	$0.00	$(0.02)

Weighted average number of shares outstanding	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements

2

TERSUS POWER, INC.

STATEMENT OF STOCKHOLDERS (DEFICIENCY)

(UNAUDITED)

For the Three and Six Months Ended December 31, 2021

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balances at July 1, 2021	10,000,000	$10,000	$(93,282)	$(83,282)
Net (loss) for the three months ended September 20, 2021	-	-	(168,623)	(168,623)
Balances at September 30, 2021 (Unaudited)	10,000,000	$10,000	$(261,905)	$(251,905)
Net income for the three months ended December 31, 2021	-	-	10,995	10,995
Balances at December 31, 2021 (Unaudited)	10,000,000	$10,000	$(250,910)	$(240,910)

The accompanying notes are an integral part of these financial statements

3

TERSUS POWER, INC.

STATEMENTS OF CASH FLOWS

(UNAUDITED)

For the six months ended December 31, 2021 (Unaudited)

OPERATING ACTIVITIES:
Net income	$(157,628)
Changes in assets and liabilities:
Accounts receivable	394,000
Prepaid expenses	(75,436)
Deferred revenue	(528,570)
Accounts payable	50,377
Accrued expenses	(48,695)
Net cash flows used in operating activities	(365,952)

INVESTING ACTIVITIES:
Construction in progress - manufacturing building	(30,600)
Net cash flows used in investing activities	(30,600)

FINANCING ACTIVITIES:
Proceeds from issuance of notes payable	150,000
Net cash flows from financing activities	150,000

NET INCREASE IN CASH AND CASH EQUIVALENTS	(246,552)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	360,345

CASH AND CASH EQUIVALENTS, END OF PERIOD	$113,793

The accompanying notes are an integral part of these financial statements

4

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the six months ended December 31, 2021 (Unaudited)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Tersus Power, Inc. (“Tersus” or “the Company”) was incorporated on January 29, 2021, under the laws of the State of Nevada to engage in any lawful corporate undertaking. On the same date, Michael Rosen and William Bossung were named as directors of the Company.

The Company was founded as a manufacturer to build and deliver modular hydrogen fueling stations across the United States. The stations will have increased fuel generation capacity beyond the current available generators and will be installed at existing gas stations and generate and dispense hydrogen fuel with zero carbon emissions to vehicles equipped with hydrogen fuel cells. Tersus is located in Nevada and is in the process of engaging a third-party manufacturer (3PM) to assist in the assembly of the first two modular hydrogen fueling stations in the third quarter of 2022. As sales increase, Tersus intends to lease a facility in Phoenix, Arizona with over 110,000 square to support up to ten modular fueling stations per month.

Tersus Power’s Next Generation Modular Hydrogen Fueling Station is based on the functionality of a SMR (steam methane reformer), with unique components that provide for a high-capacity daily hydrogen output. Steam methane reforming (SMR) is a process in which methane from natural gas is heated, with steam, and a catalyst, to produce hydrogen. Subsequently, Tersus will begin independent design on a higher daily capacity of greater than 10,000 Kg intended for commercial truck stops.

Letter of Intent with Global Technologies, Ltd

On November 16, 2021, the Company and the Tersus Power shareholders entered into a Letter of Intent with Global Technologies, Ltd. to sale all of the issued and outstanding shares of common stock of the Company. The transaction is anticipated to close during fiscal Q4 2022 (calendar Q2 2022).

BASIS OF PRESENTATION

The accompanying condensed balance sheet at June 30, 2021, has been derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America (“U.S. GAAP”). The accompanying unaudited condensed financial statements for the three and six months ended December 31, 2021 have been prepared in accordance with U.S. GAAP for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements and should be read in conjunction with the audited consolidated financial statements and related notes to the financial statements for the period ended June 30, 2021. In the opinion of management, all material adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been made to the unaudited condensed financial statements. The unaudited condensed financial statements include all material adjustments (consisting of all normal accruals) necessary to make the condensed and consolidated financial statements not misleading. Operating results for the three and six months ended December 31, 2021 are not necessarily indicative of the results that may be expected for the year ended June 30, 2022 or any future periods.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality banking institutions. The Company did not have cash balances in excess of the Federal Deposit Insurance Corporation limit as of June 30, 2021.

Concentration of Accounts Receivable– For the six months ended December 31, 2021, one customer accounted for 100% of accounts receivable.

Concentration of Revenues – For the six months ended December 31, 2021, one customer accounted for 100% of accounts receivable and there is a risk that the Company will have no revenue if sales to that customer stop.

ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

Accounts receivable consists of invoices that have been billed for revenue recognized for which customer payment has not yet been received. The Company’s policy is to receive progress payments during projects and projects will not be delivered until payments are complete. An allowance for doubtful accounts is established, as necessary, based on past experience and other factors which, in management’s judgment, deserve current recognition in estimating bad debts. Such factors include growth and composition of accounts receivable, the relationship of the allowance for doubtful accounts to accounts receivable and current economic conditions. The determination of the collectability of amounts due from customer accounts requires the Company to make judgments regarding future events and trends. Allowances for doubtful accounts are determined based on assessing the Company’s portfolio on an individual customer and on an overall basis. This process consists of a review of historical collection experience, current aging status of the customer accounts, and the financial condition of Tersus Power’s customers. Based on a review of these factors, the Company establishes or adjusts the allowance for specific customers and the accounts receivable portfolio as a whole. At December 31, 2021, 2021, an allowance for doubtful accounts was not considered necessary as all accounts receivable were deemed collectible.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of 5 to 10 years. Any leasehold improvements are amortized at the lesser of the useful life of the asset or the lease term.

5

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the six months ended December 31, 2021 (Unaudited)

LONG-LIVED ASSETS

The Company reviews the carrying values of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the expected future cash flow from the use of the asset and its eventual disposition is less than the carrying amount of the asset, an impairment loss is recognized and measured using the fair value of the related asset. No impairment charges were incurred during the six months ended December 31, 2021. There can be no assurance, however, that market conditions will not change or demand for the Company’s services will continue, which could result in impairment of long-lived assets in the future.

REVENUE RECOGNITION

The Company follows Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). The new guidance sets forth a new five-step revenue recognition model which replaces the prior revenue recognition guidance in its entirety and is intended to eliminate numerous industry-specific pieces of revenue recognition guidance that have historically existed in U.S. GAAP. The underlying principle of the new standard is that a business or other organization will recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects what it expects to receive in exchange for the goods or services. The standard also requires more detailed disclosures and provides additional guidance for transactions that were not addressed completely in the prior accounting guidance.

The Company’s current activity is a contract for design and engineering work in relation to hydrogen fueling stations. A contract exists when it becomes a legally enforceable agreement with a customer. The contract defines each party’s rights, payment terms and other contractual terms and conditions of the sale. Consideration is paid over-time as specified in the contract. A performance obligation is a promise in a contract to transfer a distinct product to the customer, which for the Company is transfer of design and engineering work to the customer. Performance obligations promised in a contract are identified based on the goods that will be transferred to the customer that are both capable of being distinct and are distinct in the context of the contract, whereby the transfer of the goods is separately identifiable from other promises in the contract. The Company has concluded the delivery of design and engineering work are accounted for as the single performance obligation.

The Company has reviewed ASC 606 as to when to recognize revenue. The Company believes that revenue recognition over time of the contract is the most appropriate method for recognizing revenue. In that regard, the Company reviewed the criteria to be met for revenue to be recognized over time as stated in ASC 606-10-25-27. ASC 606-10-25-27 states that one of the following criteria must be met:

●	The customer simultaneously receives and consumes the benefits provided by the entity’s performance as the entity performs,

●	The entity’s performance creates or enhances an asset (for example, work in process) that the customer controls as the asset is created or enhanced,

●	The entity’s performance does not create an asset with an alternative use to the entity, and the entity has an enforceable right to payment for the performance complete to date.

The Company believes that the third criteria is applicable to its design and engineering contract and thus believes that revenue should be recognized over time.

In accordance with ASC 606-10-25-33, there are two appropriate methods of measuring progress, output methods and input methods.

6

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the six months ended December 31, 2021 (Unaudited)

REVENUE RECOGNITION (CONTINUED)

ASC 606-10-55-17 states that output methods recognize revenue on the basis of direct measurements of the value to the customer of the goods or services transferred to date relative to the remaining goods or services promised under the contract.

ASC 606-10-55-20 states that input methods recognize revenue on the basis of the entity’s efforts or inputs to the satisfaction of a performance obligation (for example, resources consumed, labor hour expended, costs incurred, time elapsed, or machine hours used) relative to the total expected inputs to the satisfaction of that performance obligation.

The Company believes the input method is the most appropriate to revenue recognition and thus recognizes revenue by applying the percentage of direct costs incurred during a period in relation to the total forecast direct costs to the total contract revenue.

The Company’s future principal activities from which it will generates revenue will be product sales, Modular Hydrogen Fueling stations. Revenue will be measured based on considerations specified in a contract with a customer. A contract exists when it becomes a legally enforceable agreement with a customer. These contracts define each party’s rights, payment terms and other contractual terms and conditions of the sale. Consideration will be paid based upon terms in any future contract.

A performance obligation is a promise in a contract to transfer a distinct product to the customer. Performance obligations promised in a contract are identified based on the goods that will be transferred to the customer that are both capable of being distinct and are distinct in the context of the contract, whereby the transfer of the goods is separately identifiable from other promises in the contract.

Concentration of Revenue – For the six months ended December 31, 2021, the Company generated $603,570 in revenue from one customer.

INCOME TAXES

The Company accounts for income taxes and the related accounts under the liability method. Deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and the income tax bases of assets and liabilities. A valuation allowance is applied against any net deferred tax asset if, based on available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. Therefore, the Company has recorded a full valuation allowance against the net deferred tax assets. The Company’s income tax provision consists of state minimum taxes.

The Company recognizes any uncertain income tax positions on income tax returns at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained.

There are no unrecognized tax benefits included in the balance sheet that would, if recognized, affect the effective tax rate.

COMMITMENTS AND CONTINGENCIES

The Company currently has no commitments and contingencies.

INCOME (LOSS) PER COMMON SHARE

Basic income (loss) per share represents income (loss) available to common stockholders divided by the weighted-average number of common shares outstanding during the period. The Company currently has no potential dilutive common shares such as stock options or stock warrants.

7

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the six months ended December 31, 2021 (Unaudited)

RECENT ACCOUNTING PRONOUNCEMENTS

During October 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2021-07, Compensation – Stock Compensation (Topic 718). ASU No. 2021-07 allows a nonpublic company to determine the current price of equity-classified share-based awards issued to both employees and nonemployees using the reasonable application of a reasonable valuation method. The following characteristics of the reasonable application of a reasonable valuation method are:

1.	the date on which the valuation’s reasonableness is evaluated is the measurement date.
2.	the following factors should be considered in a reasonable valuation:

a.	the value of the tangible and intangible assets of the equity.
b.	the present value of the anticipated future cash flows of the entity.
c.	the market value of stock or equity interests in similar entities engaged in trades or businesses substantially similar to those engaged in by the entity for which stock is to be value.
d.	recent arm’s-length transactions involving the sale or transfer of the stock or equity interests of the entity.
e.	other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation is used for other purposes that have a material economic effect on the entity, its stockholders, or its creditors.
f.	the entity’s consistent use of a valuation method to determine the value of its stock or assets for other purposes.

3.	the scope of information to be considered in a reasonable valuation is all information material to the value of the entity.
4.	the following criteria must be met for the use of a previously calculated value to be considered reasonable:

a.	the value is updated for any information available after the date of calculation that may materially affect the value of the entity.
b.	The value is calculated no more than twelve months earlier than the date for which the value is being used.

Effective dates are prospectively for all qualifying awards granted or modified during fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. Early application, including application in an interim period, is permitted for financial statements that have not yet been issued or made available for issuance as of October 25, 2021. The Company has adopted this ASU and applied it to stock issued for services in the period ended June 30, 2021.

During February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02, Leases (Topic 842). ASU No. 2016-02 requires lessees to recognize the assets and liabilities that arise from leases on the balance sheet. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. During 2019, the FASB issued ASU No. 2019-01, Leases (Topic 842): Codification Improvements, which deferred the effective date for certain entities and, during 2020, issued ASU No. 2020-05, Effective Dates for Certain Entities, which deferred the effective date of ASU No. 2016-02 for those entities that had not yet issued their financial statements at the time of ASU No. 2020-05’s issuance. Topic 842 (as amended) is effective for annual periods beginning after 15 December 2021. Early adoption is permitted. The Company will adopt this ASU upon any future signings of long-term leases.

8

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the six months ended December 31, 2021 (Unaudited)

NOTE 2 – GOING CONCERN

The Company posted an operating loss in the six months ended December 31, 2021. It has an accumulated deficit of $250,910 as of December 31, 2021. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, obtain additional financing from its stockholders or other third parties.

The Company has only one customer and the Company’s continuation is heavily relied upon this customer and its one contract that was signed on June 14, 2021. This is a major manufacturing contract that approximates $54 million in revenues over the next two years. The contract called for the initial payment of approximately $3 million due in July 2021. The customer has not made this payment, nor the additional $6 million due in October, and is not expected to make this payment.

In September 2021 the customer requested we enhance the completed initial design through an additional design phase funding of $340,000. The customer submitted a down payment of $75,000 in late September, with the $265,000 balance due in early October. The customer did not pay the balance due and is not expected to make this payment.

The Tersus legal counsel confirmed that its original customer is in default of the manufacturing contract that was executed, and the $9 million of the required initial down payments. Tersus, with the assistance of legal counsel, may at some point may pursue damages against the original customer regarding the default.

On November 16, 2021, Tersus reached an agreement, and signed a letter of intent, with Global Technologies, Ltd (“GTLL”) regarding the proposed acquisition of Tersus Power Inc. by GTLL. GTLL will acquire 100% ownership interest of Tersus and Tersus will be a 100% wholly owned subsidiary of GTLL.

On December 2, 2021, GTLL filed a registration statement on Form 1-A (the “Reg A offering”) to issue a total of 2,000,000,000 shares of common stock at a price of $0.0015 for a total raise of $3,000,000. Prior to the Closing of the proposed transaction, GTLL agreed to loan Tersus a minimum of $500,000, through funds raised in the Reg A offering. The loan shall be secured through a Senior Secured Promissory Note that shall be forgiven at Closing.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consists of construction in progress, related to leasehold improvements, was $130,140 and $99,540, at December 31, 2021 and June 30, 2021, respectively. The Company has incurred design costs in regards to a building to be leased later in 2021 for manufacturing purposes. For the six months ended December 31, 2021, depreciation expense was $0, as the Company only had construction in progress.

NOTE 4 - NOTE PAYABLE, RELATED PARTY

Notes payable to related parties consist of:

	December 31, 2021	June 30, 2021

Senior Secured Promissory Note dated December 14, 2021, payable to Global Technologies, Ltd (acquiring entity through Stock Exchange Agreement dated March 9, 2022), interest at 5%, default rate of 5%, due December 14, 2026- less unamortized debt discount of $0 and $0 at December 31, 2021 and June 30, 2021, respectively (i)	$150,000	$-
Total	$150,000	$-

(i)	On December 14, 2021, the Company (the “Borrower”) issued a Senior Secured Promissory Note (the “Note”) to Global Technologies, Ltd (the “Lender”). in the principal amount of $500,000. The Note shall bear interest at 5% annually, be amortized over 25 years and the Borrower shall pay the full amount of principal and interest in one balloon payment on December 14, 2026 (the “Maturity Date”). The Note is secured, through a Security Agreement, by all current and future assets of the Borrower. The Lender shall advance the Borrower funds, up to $500,000, prior to the closing of the Stock Exchange Agreement dated March 9, 2022 between the Lender and the Borrower. As of December 31, 2021, the Lender has advanced the Borrower $150,000.

NOTE 5 – DEFERRED REVENUE - UNCOMPLETED CONTRACT

Uncompleted contracts at December 31, 2021 are as follows:

Costs incurred on uncompleted contracts	$1,139,968
Estimated earnings	308,517
1,448,485
Less billings to date	(1,775,000)
$(326,515)

9

TERSUS POWER, INC.

NOTES TO THE FINANCIAL STATEMENTS

For the six months ended December 31, 2021 (Unaudited)

NOTE 5 – DEFERRED REVENUE - UNCOMPLETED CONTRACT (CONTINUED)

The above data is presented in the accompanying balance sheet as follows at December 31, 2021:

Contract asset	$-
Contract liability	(326,515)
$(326,515)

The contract liability is classified on the balance sheet as deferred revenue. This represents the recording of cash receipts from customers. Revenue is then recognized on a percentage of completion (POC) basis based on direct costs incurred for the period in relation to total estimated direct costs. Please see NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES for further information.

NOTE 6 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 200,000,000 shares of common stock, par value $0.001. At formation, the Company issued 3,000,000 shares of its common stock to each of its directors for services that were valued at $3,000 a person. The Company also issued 4,000,000 shares of its common stock to two outside consultants for services that were valued at a total of $4,000.

At December 31, 2021, the Company had 10,000,000 shares of common stock outstanding.

NOTE 7 – RELATED PARTY ACTIVITY

During the period ended June 30, 2021, the Company’s chief executive officer and chief financial officer were each granted 3,000,000 shares of the Company’s common stock for services. The shares were valued at $3,000 each.

NOTE 8 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events occurring through May 9, 2022.

On March 9, 2022, the Company and its shareholders (the “Tersus Shareholders”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Global Technologies, Ltd (“Global”). Under the terms of the Exchange Agreement, at Closing Global shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of Global’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholder (the “Exchange Ratio”). Such shares of Global’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of Global immediately following the Closing. Conditions precedent to the Closing shall require Global to complete the following corporate actions: (i) Global will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) Global will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of Global’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of Global, and (iv) certain nominees by the Tersus Shareholders shall be appointed to Global’s Board of Directors.

The full impact of the COVID-19 outbreak continues to evolve as of the date of this report. Management is actively monitoring the global situation on its financial condition, liquidity operations, suppliers, industry, and workforce. Given the daily evolution of the COVID-19 outbreak and the global responses to curb its spread, the Company is not able to estimate the effects of the COVID-19 outbreak on its results of operations, financial condition or liquidity for the upcoming fiscal year.

10

APPENDIX D

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

OF GLOBAL TECHNOLOGIES, LTD

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On March 9, 2022, Global Technologies, Ltd (the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Tersus Power and the Tersus Shareholders. Under the terms of the Exchange Agreement, at Closing the Company shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of the Company’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholder (the “Exchange Ratio”). Such shares of the Company’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of the Company immediately following the Closing. Conditions precedent to the Closing shall require the Company to complete the following corporate actions: (i) the Company will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) the Company will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of the Company’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of the Company, and (iv) certain nominees by the Tersus Shareholders shall be appointed to the Company’s Board of Directors.

The accompanying unaudited pro forma condensed combined financial statements (“unaudited pro forma financial information”) has been prepared based on the historical financial statements of the Company and Tersus Power after giving effect to the purchase agreement to acquire Tersus Power. The pro forma financial information is intended to provide information about how the acquisition of Tersus Power has affected the Company’s historical consolidated financial statements. The unaudited pro forma condensed combined balance sheet at December 31 ,2021 combines the historical consolidated balance sheet of the Company as derived from the Company’s December 31, 2021 consolidated financial statements, and the historical balance sheet of Tersus Power as of December 31, 2021 on a pro forma basis as if the acquisition of Tersus Power occurred on the same balance sheet date. The unaudited pro forma condensed combined statement of operations for the six months ended December 31, 2021 combines the historical consolidated statement of operations of the Company for the period, derived from the Company’s December 31, 2021 consolidated financial statements, with the respective historical statement of operations of Tersus Power as if the acquisition of Tersus Power had occurred on January 1, 2022. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2021 combines the historical consolidated statement of operations of the Company for the period, derived from the Company’s June 30, 2021 consolidated financial statements, with the respective historical statement of operations of Tersus Power as if the acquisition of Tersus Power had occurred on July 1, 2021.

The unaudited pro forma financial information should be read in conjunction with the accompanying notes to the unaudited pro forma financial information and:

●	The historical condensed consolidated financial statements of the Company for the six months ended December 31, 2021;

●	the historical financial statements of Tersus Power for the six months ended December 31, 2021; and

●	the historical consolidated financial statements of the Company for the year ended June 30, 2021; and

●	the historical financial statements of Tersus Power from January 29, 2021 (inception) to June 30, 2021; and

●	the announcement of the entry into and closing of the Stock Exchange Agreement with Tersus Power as included in the Current Report on Form 8-K filed with the SEC on March 10, 2022.

The unaudited pro forma financial information has been presented for illustrative purposes only and do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of Medigap occurred on the dates indicated. Further, the unaudited pro forma financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

1

Global Technologies, LTD

Pro Forma Condensed Combined Balance Sheets

December 31, 2021

(Unaudited)

	Historical		Pro Forma
	Global Technologies, LTD	Tersus Power, INC.	Transaction Accounting Adjustments	Notes	Pro Forma Combined
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$617,772	$113,793	$-		$731,565
Accounts receivable	40,000	-	-		40,000
Prepaid expenses	-	104,240	-		104,240
Accrued interest receivable	277	-	-		277
Loan receivable, other	18,380	-	-		18,380
Total current assets	676,429	218,033	-		894,462
Property and equipment, net	25,539	130,141	-		155,680
Note receivable	150,000	-	(150,000)	(d)	-
Goodwill	473,323	-	-		473,323
TOTAL ASSETS	$1,325,291	$348,174	$(150,000)	(d)	$1,523,465

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,728	$112,569	$-		$115,297
Accrued interest	29,515	-	-		29,515
Deferred revenue	-	326,515	-		326,515
Notes payable-third parties	436,250	150,000	(150,000)	(d)	436,250
Loan payable, related party	8,836	-	-		8,836
Debt discounts	(125,803)	-	-		(125,803)
Derivative liability	620,340	-	-		620,340
Total current liabilities	971,866	589,084	(150,000)	(d)	1,410,950

TOTAL LIABILITIES	$971,866	$589,084	$(150,000)	(d)	$1,410,950

STOCKHOLDERS’ EQUITY (DEFICIENCY)
Preferred stock; 5,000,000 shares authorized, $.01 par value, as of December 31, 2021 there are 0 shares issued and outstanding:	-	-	-	-	-
Common stock; 500,000,000 shares authorized, $.0001 par value, as of December 31, 2021 there are 51,953,618 shares issued and outstanding	1,295	-	3,900	(a)(b)(c)	5,195
Common stock, 200,000,000 shares authorized, $0.001 par value, as of December 31, 2021 there are 0 shares issued and outstanding	-	10,000	(10,000)		-
Additional paid- in capital Class A common stock	164,853,393	-	6,100	(a)(b)(c)	164,859,493
Common stock to be issued	212,803	-	-		212,803
Accumulated deficit	(164,714,066)	(250,910)	-		(164,964,976)
Total stockholders’ equity (deficiency)	353,425	(240,910)	-		112,515

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)	$1,325,291	$348,174	$(150,000)		$1,523,465

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

2

Global Technologies, LTD

Pro Forma Condensed Combined Consolidated Statement of Operations

December 31, 2021

(Unaudited)

	Historical
	Global Technologies, LTD	Tersus Power, INC.		Transaction Accounting Adjustments	Pro Forma Notes	Pro Forma Combined
Revenue earned
Revenue	$95,000		$603,570	$-		$698,570
Cost of goods sold	-		441,854	-		441,854
Gross profit	95,000		161,716	-		256,716

Operating expenses:
Officer and director compensation	90,087		-	-		90,087
Depreciation expense	2,598		-	-		2,598
Professional services	45,980		-	-		45,980
Research and development	-		153,220	-		153,220
Selling, general and administrative	59,252		166,124	-		225,376

Total operating expenses	197,917		319,344	-		517,261

Operating (loss)	(102,917)		(157,628)	-		(260,545)

Other income (expenses):
Interest income	277		-	-		277
Forgiveness of debt and interest	449,294		-	-		449,294
Gain (loss) on derivative liability	562,995		-	-		562,995
Gain (loss) on issuance on notes payable	(154,355)		-	-		(154,355)
Interest expense	(41,656)		-	-		(41,656)
Amortization of debt discounts	(261,682)		-	-		(261,682)

Total other income	554,873		-	-		554,873

Income (loss) before provision for income taxes	451,956		(157,628)	-		294,328

Provision for income taxes	-		-			-

Net income (loss)	$451,956		$(157,628)	$-		$294,328

Basic and diluted income per common share	$0.14	$		-	(a)(b)(c)	$0.01

Weighted average common shares outstanding – basic and diluted	3,320,234			39,000,000	(a)(b)(c)	42,320,234

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

3

Global Technologies, LTD

Pro Forma Condensed Combined Consolidated Statement of Operations

June 30, 2021

(Unaudited)

	Historical			Pro Forma
	Global Technologies, LTD	Tersus Power, INC.		Transaction Accounting Adjustments	Notes	Pro Forma Combined
Revenue earned
Revenue	$15,000		$844,915	$-		$859,915
Cost of goods sold	-		698,114	-		698,114
Gross profit	15,000		146,801	-		161,801

Operating expenses:
Officer and director compensation	80,000		-	-		80,000
Consulting services	1,700		-	-		1,700
Depreciation expense	5,196		-	-		5,196
Professional services	106,612		-	-		106,612
Research and development	-		17,256	-		17,256
Selling, general and administrative	173,296		222,585	-		395,881

Total operating expenses	366,804		239,841	-		606,645

Operating (loss)	(351,804)		(93,040)	-		(444,844)

Other income (expenses):
Investment income from Global Clean Solutions, LLC	12,197		-	-		12,197
Write-off of Global Clean Solutions, LLC	(250,000)		-	-		(250,000)
Forgiveness of debt and accrued interest	336,786		-	-		336,786
Gain (loss) on derivative liability	436,326		-	-		436,326
Impairment of goodwill	(473,322)		-	-		(473,322)
Default principal and interest expense	(225,702)		-	-		(225,702)
Loss on issuance of convertible notes	(2,759,425)		-	-		(2,759,425)
Interest expense	(112,593)		(242)	-		(112,835)
Amortization of debt discounts	(841,124)		-	-		(841,124)

Total other (expenses)	(3,876,857)		(242)	-		(3,877,099)

Income (loss) before provision for income taxes	(4,228,661)		(93,282)	-		(4,321,943)

Provision for income taxes	-		-	-		-

Net (loss)	$(4,228,661)		$(93,282)	$-		$(4,321,943)

Basic and diluted (loss) per common share	$(1.13)	$		-	(a)(b)(c)	$(0.10)

Weighted average common shares outstanding – basic and diluted	3,744,447			39,000,000	(a)(b)(c)	42,744,447

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

4

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 - Description of Transaction

On March 9, 2022, Global Technologies, Ltd (the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Tersus Power and the Tersus Shareholders. Under the terms of the Exchange Agreement, at Closing the Company shall deliver to the Tersus Shareholders a to-be-determined pro-rata number of shares of the Company’s Class A Common Stock for each one (1) share of Tersus common stock held by the Tersus Shareholder (the “Exchange Ratio”). Such shares of the Company’s Class A Common Stock shall collectively (i) be referred to as the “Exchange Shares”, and (ii) constitute 75% of the issued and outstanding shares of stock, of all classes, of the Company immediately following the Closing. Conditions precedent to the Closing shall require the Company to complete the following corporate actions: (i) the Company will have completed a merger with and into its wholly owned subsidiary sufficient to change its name to “Tersus Power, Inc.”, a Delaware corporation, with an authorized capital of 500 million shares of common stock (of one class), and 10 million shares of preferred stock (none of which will be authorized as a particular series), (ii) the Company will have completed, and FINRA will have recognized and effectuated, a reverse split of its common stock in a range between 1-for-1,000 and 1-for-4,000, at a level that is acceptable to the Parties, (iii) all of the holders of the Company’s Series K Preferred Stock and Series L Preferred Stock will have converted their preferred shares into Class A Common Stock of the Company, and (iv) certain nominees by the Tersus Shareholders shall be appointed to the Company’s Board of Directors.

Note 2 - Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet gives effect to the purchase of Tersus Power as if it occurred on December 31, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended December 31, 2021 gives effect to the acquisition as if it had occurred on January 1, 2022. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2021 gives effect to the acquisition as if it had occurred on July 1, 2021.

The historical unaudited pro forma condensed combined balance sheet for the six months December 31, 2021 combines the Company’s historical consolidated balance sheet for the six months December 31, 2021 with the balance sheet of Tersus Power for the six months ended December 31, 2021.

The historical unaudited pro forma condensed combined statement of operations for the year ended June 30, 2021 combines the Company’s historical consolidated statement of operations for the year ended June 30, 2021 with the results of Tersus Power for the period from January 29, 2021 (inception) to June 30, 2021 as derived from the historical statement of operations of Tersus Power.

The pro forma adjustments reported in these unaudited pro forma condensed combined financial statements are based upon available information and certain assumptions that the Company’s management believes are reasonable. The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not intended to represent or be indicative of what the results of operations or financial condition would have been had the acquisition actually occurred on the dates indicated, nor is it meant to be indicative of future results of operations or financial condition for any future period or as of any future date. The unaudited pro forma condensed combined financial information of the Combined Company should be read in conjunction with the audited and unaudited historical financial statements and related notes of the Company and Tersus Power.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information.

Note 3 – Accounting Policies

The accounting policies of the Company may vary materially from those of Tersus Power. During preparation of the unaudited pro forma condensed combined financial information, the Company has performed a preliminary analysis and is not aware of any material differences, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies between the two companies. Following the acquisition date, the Company will conduct a final review of the accounting policies of Tersus Power to determine if differences in accounting policies require adjustment or reclassification to the results of operations of Tersus Power, or reclassification of assets or liabilities to conform to the accounting policies and classifications of the Company. As a result of this review, the Company may identify differences that when adjusted or reclassified, could have a material impact on this unaudited pro forma condensed combined financial information.

Note 4 – Estimated Preliminary Purchase Consideration

The table below presents the total estimated preliminary purchase consideration:

Amount
Cash Consideration	$-
Share Consideration Price at Closing (39,000,000 common shares)	280,800,000
Total Purchase Price For Allocation	$280,800,000

The share consideration included in the total estimated preliminary purchase consideration are estimated using the price of a share of the Company’s common stock at closing (December 31, 2021) and adjusted for the Company’s 1:4000 reverse stock split. Please see Note 5 – Transaction Accounting Adjustments for further information.

Note 5 – Transaction Accounting Adjustments

a)	Represents the completion of the Company’s 1:4000 reverse stock split of its Class A Common Stock.
b)	Represents 9,950,000 shares of Class A Common Stock issued in exchange for all shares of the Company’s Series K and Series L Preferred Stock.
c)	Represents share consideration paid at closing as per the terms of the Share Exchange Agreement dated March 9, 2022 between the Company, Tersus Power and Tersus shareholders. The Company issued 39,000,000 shares of common stock for the acquisition of Tersus Power with a fair value of $280,800,000 determined using the share price of $7.20 based on a December 31, 2021 closing price of $0.0018 adjusted for a 1:4000 reverse stock split (39,000,000 shares of common stock issued with a par value of $.0001).
d)	Represents elimination of the Company’s Note receivable in the amount of $150,000 due from Tersus Power and $150,000 from Notes payable – third parties due to Global Technologies, Ltd by Tersus Power.

5

APPENDIX E

ARTICLES OF FORMATION

AND RELATED DOCUMENTS

FOR

TERSUS POWER, INC.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E11998882021-5
Barbara K. Cegavske	Filing Number 20211199887
Secretary of State State Of Nevada	Filed On 01/29/2021 11:33:54 AM
	Number of Pages 2

Formation - Profit Corporation

☑ NRS 78 - Articles of Incorporation Profit Corporation ☐ NRS 80 - Foreign Corporation ☐ NRS 89 - Articles of Incorporation Professional Corporation

☐ 78A Formation - Close Corporation

(Name of closed corporation MUST appear in the below heading)

Articles of Formation of ______________________ a close corporation (NRS 78A)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT

1. Name of Entity: (If foreign, name in home jurisdiction)

TERSUS POWER INC.

2. Registered Agent for Service of Process: (Check only one box)

☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

NEVADA AGENCY AND TRANSFER COMPANY
Name of Registered Agent OR Title of Office or Position with Entity

Street Address	City	State	Zip Code
50 WEST LIBERTY STREET SUITE 880	Reno	Nevada	89501

Mailing Address (If different from street address)	City	State	Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X Amanda Cardinalli — 01/29/2021
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below)

This corporation is a close corporation operating with a board of directors ☐ Yes OR ☑ No

4. Names and Addresses of the Board of Directors/ Trustees or Stockholders

(NRS 78: Board of Directors/ Trustees is required.

NRS 78a: Required if the Close Corporation is governed by a board of directors.

NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions)

1) MICHAEL D ROSEN
Name

Address	City	State	Zip Code
6959 Sperry St	Dallas	TX	75214

5. Jurisdiction of Incorporation: (NRS 80 only)

5a. Jurisdiction of incorporation:

5b. I declare this entity is in good standing in the jurisdiction of its incorporation. ☐

Page 1 of 2 Pages

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Formation - profit Corporation

Continued, Page 2

6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.)	By selecting "Yes" you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. **Yes** ☐
7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.)	
8. Authorized Shares: (Number of shares corporation is authorized to issue)	Number of common shares with Par value: 200000000.0 Par value: $ 0.001 Number of preferred shares with Par value: 0 Par value: $ 0 Number of shares with no par value: **0** If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper.
9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. **Name, Address and Signature of the Incorporator** for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional.	**I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** Name: **Kelley Owen** Country: **United States** Address: **10 Danville** City: **Coto De Caza** State: **CA** Zip/Postal Code: **92679** **X Kelley Owen** (attach additional page if necessary)

AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Page 2 of 2 Pages

SECRETARY OF STATE

STATE OF NEVADA

DOMESTIC CORPORATION (78) CHARTER

I, BARBARA K. CEGAVSKE, the duly qualified and elected Nevada Secretary of State, do hereby certify that **TERSUS POWER INC.** did, on 01/29/2021, file in this office the original Articles of Incorporation-For-Profit that said document is now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said document contains all the provisions required by the law of the State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 01/29/2021.

BARBARA K. CEGAVSKE
Secretary of State

Certificate
Number: B202101291389751
You may verify this certificate
online at http://www.nvsos.gov

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☑ ANNUAL ☐ AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

TERSUS POWER INC.
NAME OF ENTITY

NV20212002344
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation
- ☐ This corporation is publicly traded, the Central Index Key number is:

☐ Nonprofit Corporation (see nonprofit sections below)

☐ Limited-Liability Company

☐ Limited Partnership

☐ Limited-Liability Partnership

☐ Limited-Liability Limited Partnership

☐ Business Trust

☐ Corporation Sole

Filed in the Office of	Business Number E11998882021-5
Barbara K. Cegavske	Filing Number 20222034365
Secretary of State State Of Nevada	Filed On 01/19/2022 12:18:28 PM
	Number of Pages 2

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required

☐ Yes - the "Charitable Solicitation Registration Statement" is required.

☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

page 1 of 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:

Name	Country	Address	City	State	Zip/Postal Code
Michael Rosen	USA	50 West Liberty St Suite 880	Reno	NV	89501

CORPORATION, INDICATE THE SECRETARY:

Name	Country	Address	City	State	Zip/Postal Code
William Bossung	USA	50 West Liberty St Suite 880	Reno	NV	89501

CORPORATION, INDICATE THE TREASURER:

Name	Country	Address	City	State	Zip/Postal Code
William Bossung	USA	50 West Liberty St Suite 880	Reno	NV	89501

CORPORATION, INDICATE THE DIRECTOR:

Name	Country	Address	City	State	Zip/Postal Code
Michael Rosen	USA	50 West Liberty St Suite 880	Reno	NV	89501

CORPORATION, INDICATE THE DIRECTOR:

Name	Country	Address	City	State	Zip/Postal Code
William Bossung	USA	50 West Liberty St Suite 880	Reno	NV	89501

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X MICHAEL ROSEN

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title	Date
President	01/19/2022

page 2 of 2

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

TERSUS POWER INC.

Nevada Business Identification # NV20212002344
Expiration Date: 01/31/2023

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 01/19/2022.

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B202201192318668
You may verify this certificate
online at http://www.nvsos.gov